As Filed on March 27, 2026

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Securities Act File No. 333-27925

Investment Company Act File No. 811-08231

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 82	☒

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 83	☒

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of Registrant as Specified in Charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

(Address of Principal Executive Offices)

(516) 390-5555

(Registrant’s Telephone Number)

Mr. David Lerner

David Lerner Associates, Inc.

477 Jericho Turnpike

Syosset, New York 11791

(Name and address of Agent for service)

Copies to:

Thomas R. Westle, Esq.

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

It is proposed that this filing will become effective (check appropriate box).

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on March 30, 2026 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Spirit of America Energy Fund

Class A Shares – TICKER: SOAEX

Class C Shares – TICKER: SACEX

Institutional Shares – TICKER: SAIEX

Prospectus

March 30, 2026

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

SPIRIT OF AMERICA ENERGY FUND

(the “Energy Fund” or the “Fund”)

SUMMARY SECTION

Investment Objective: The investment objective of the Energy Fund is to provide investors long-term capital appreciation and current income.

Fees and Expenses of the Energy Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Energy Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you invest at least $25,000 in the funds comprising the Spirit of America Investment Funds, Inc., which include the Energy Fund, the Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), the Spirit of America Large Cap Value Fund (the “Large Cap Value Fund”), the Spirit of America Municipal Tax Free Bond Fund (the “Municipal Tax Free Bond Fund”), the Spirit of America Income Fund (the “Income Fund”) and the Spirit of America Utilities Fund (the “Utilities Fund”), and are collectively referred to as the “Spirit of America Investment Funds.” More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Energy Fund’s prospectus and in the section titled “How to Purchase Shares” of the Energy Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Institutional Shares
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.32%	0.32%	0.33%
Total Annual Fund Operating Expenses	1.52%	2.27%	1.28%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Example: This Example is intended to help you compare the cost of investing in the Energy Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Energy Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$721	$1,028	$1,356	$2,283
Class C Shares – no redemption	$230	$709	$1,215	$2,605
Class C Shares – with redemption	$330	$709	$1,215	$2,605
Institutional Shares	$130	$406	$702	$1,545

Portfolio Turnover: The Energy Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Energy Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Energy Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies: The Energy Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus any borrowings in a combination of securities and other assets of energy and energy related companies. The Fund seeks to achieve its investment objective through diversified exposure to U.S. and non-U.S securities of energy companies and energy related companies which are companies that are principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation. As part of its investment process, the Adviser seeks investment opportunities in the energy industry that may provide steady sources of capital appreciation and current income without incurring unnecessary risks.

●	The Master Limited Partnership (“MLP”) securities in which the Fund invests are generally common units representing limited partnership interests of energy infrastructure MLPs. The Fund will invest in MLPs that derive the majority of their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) that process, treat, and refine natural gas liquids and crude oil, and (iv) engaged in owning, managing, and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. The Fund may invest in MLPs of all market capitalization ranges.

●	The Fund may invest in equity securities, including common stock, preferred stock and convertible preferred stock of companies of any capitalization, whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends. With respect to 20% of the Fund’s net assets, the Fund may invest in equity securities issued by non-energy related companies.

●	The Fund may invest in fixed income securities of any grade including those rated below investment grade and of any maturity, as well as non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible fixed income securities, corporate bonds, including high yield U.S. corporate bonds (i.e., “junk” bonds), floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”). With respect to 20% of the Fund’s net assets, the Fund may invest in these fixed income securities issued by non-energy related companies.

●	The Fund may invest in open-end and closed-end investment companies, the retail shares of actively managed and index exchange-traded funds (“ETFs”), and private equity and debt investments that generally will include traditional private equity and venture capital control positions and minority investments in MLPs and energy infrastructure companies. The Fund currently does not intend that hedge funds, collateralized loan obligations and leveraged buyouts, will be included under such private equity investments.

●	The Adviser manages the Fund to achieve investment returns that match or outperform the S&P 500® Index before deducting Fund fees, expenses and taxes, over the long term by utilizing a disciplined investment process which focuses on risk-reduction and provides a considerable current income component. In managing the Fund’s investment portfolio, the Adviser seeks to avoid riskier investments. For example, the Adviser selects the MLPs in which the Fund invests and their weightings in the Fund’s portfolio by focusing on the business risk profiles of the MLPs, and considering other factors such as liquidity. The Adviser believes that its investment process and strategy provide a compelling balance of risk/reward for shareholders.

Principal Risks of Investing in the Energy Fund: An investment in the Energy Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Energy Fund’s share price may fluctuate within a wide range. There is no assurance that the Energy Fund will achieve its investment objective. The Energy Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Energy Fund and different risks may be more significant at different times depending upon market conditions or other factors.

●	MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

●	Equity Securities of MLPs Risk. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

●	Concentration Risk. The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

●	Industry Specific Risk. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and-demand for energy resources, and various political, regulatory, and economic factors. The presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure policies, among others. The Fund cannot predict whether federal financial regulatory agencies will take any action to adopt new regulations or provide guidance that will adversely impact the energy industry. In addition, the administration has recently announced several initiatives aimed at addressing climate change. It is unclear how these initiatives could impact the Fund’s investments.

●	Collateralized Mortgage Obligation (“CMO”) Risk. The Energy Fund may be affected by the credit risk of CMOs, which is the possibility that the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgages or asset-backed securities. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

●	Credit Risks of Lower-Grade Securities. The Energy Fund may be affected by credit risks of lower-grade securities which is the possibility that bonds rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. High yield bond issuers often include small or relatively new companies lacking the operating history or capital to warrant investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

●	Dividend and Distribution Risk. There can be no assurance that a dividend-paying company held by the Fund will continue to make regular dividend payments. In addition, when the Fund invests a substantial portion of its net assets in MLPs, the Fund’s distributions may be characterized as returns of capital and, as a result, shareholders will see a reduction in their cost basis.

●	Interest Rate Risk. The Energy Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates.

●	Investment Companies and ETFs Risk. Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, the Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

●	Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

●	Manager Risk. The Energy Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. There is a possibility that poor security selection will cause the Energy Fund to underperform compared to relevant benchmarks or other funds with similar investment objectives.

●	Market Risk. The market value of the Energy Fund’s investments in equities, including MLP common units, and fixed income securities will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Energy Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, inflation, recessions, government shutdowns, market closures, market manipulation and other fraudulent practices, war, military conflict, political and geopolitical events, acts of terrorism, the spread of infectious diseases or other public health issues, natural and environmental disasters, trade disputes, tariff arrangements, sanctions, and cybersecurity attacks) that cause major price changes in individual securities or market sectors. The equity securities purchased by the Energy Fund may not appreciate in value as the Adviser anticipates. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease and acts of war on financial markets, please see “Market Risk” in the section titled “Additional Information About the Investment Objective, Strategies and Related Risks” in the Fund’s prospectus.

●	Mid Cap Company Risk. Middle-cap companies may have greater potential for losses and be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies and harder to sell at a favorable time and price. Mid-cap companies may fall out of favor with investors, have limited product lines, operating histories or financial resources, and may be dependent upon a particular niche of the market. Securities issued by mid-cap companies may have a value based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.

●	MLP Affiliates Risk. The Fund may invest in the debt and equity securities issued by MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. The Fund may invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

●	MLP Liquidity Risk. Although common units of MLPs trade on the New York Stock Exchange (“NYSE”), the NASDAQ Stock Market (“NASDAQ”), and NYSE American (“Amex”), certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

●	Non-U.S. Issuer Risk. Certain companies in which the Fund may invest may be non-U.S. issuers. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional cost, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.

●	Private Equity and Debt Risks. Private equity and debt investments involve a high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest in may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. The Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

●	RIC Qualification Risk. The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which means that the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships. The Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships, which may include MLPs. If the Fund’s MLP investments exceed this 25% limitation, which could occur, for example, if the Fund’s investment in an MLP affiliate were re-characterized as an investment in an MLP, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on distributions by the Fund to its shareholders, which would be taxable as dividends for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits whether from the Fund’s investment company taxable income or net capital gains. In such case, distributions to shareholders that are treated as dividends for U.S. federal income tax purposes generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements are satisfied. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special treatment.

●	Small Cap Company Risk. Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Performance Information: The bar chart and performance table below provide some indication of the risks of investing in the Energy Fund. The bar chart shows the Fund’s performance from calendar year to calendar year for the Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. The Fund’s performance table shows how the Fund’s average annual returns for 1 year, 5 years, and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares and Institutional Shares to the extent the Classes do not have the same expenses and inception dates.

Energy Fund’s Annual Returns (%)

Class A Shares

Best Quarter	28.12%	in the quarter ended June 30, 2020
Worst Quarter	(51.55)%	in the quarter ended March 31, 2020

PERFORMANCE TABLE

Average annual total returns for the years ended December 31 (with maximum sales charges)

	1 Year	5 Years	10 Years
Spirit of America Energy Fund – Class A
Return Before Taxes	(0.12)%	18.65%	4.85%
Return After Taxes on Distributions(1)(2)	(1.10)%	17.33%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	0.39%	14.93%	3.75%
Spirit of America Energy Fund – Class C
Return Before Taxes	4.35%	19.18%	N/A
Spirit of America Energy Fund – Institutional
Return Before Taxes	6.21%	20.35%	N/A
S&P 500® Index(3)	17.88%	14.42%	14.82%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.
(3)	S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Investment Adviser: Spirit of America Management Corp. (the “Adviser”).

Portfolio Manager: Douglas Revello serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Energy Fund. Mr. Revello has been the Portfolio Manager of the Energy Fund since January 16, 2020. Mr. Revello has been associated with the Adviser since May 18, 2009.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Energy Fund.

Purchasing and Selling Fund Shares:

	Minimum Initial Investment	Subsequent Minimum Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may purchase or redeem (sell) your shares of the Energy Fund on each day that the NYSE is open for business. Transactions may be initiated by written request (Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246), by telephone or through wire transfer.

Taxes: The Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Energy Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Energy Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE
INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

Investment Objective: The Energy Fund seeks to provide shareholders with long-term capital appreciation and attractive levels of current income through diversified exposure to securities of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation. The Fund’s investment objective is non-fundamental, which means that it can be changed by the Board of Directors (the “Board”) without shareholder approval. The Fund would provide shareholders with sixty days advance notice of a change in its investment objective.

The Adviser evaluates securities prior to investment through conducting rigorous due diligence, and fundamental analysis of the securities. This process includes analyzing publicly available information to evaluate each entity for factors which may include balance sheet strength, future capital requirements, operating cash flow sustainability, and the prospect for future earnings and cash flow growth. Individual securities are analyzed for investment based upon numerous considerations which may include relative valuation, potential for capital appreciation, current distributions, potential for growth of distributions, and the present value of future distributions. Potential investments are selected based on an attractive return prospect relative to the potential risk of not achieving expected returns.

Principal Investment Strategies: The Energy Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus any borrowings in a combination of securities and other assets of energy and energy related companies. The Fund seeks to achieve its investment objective through diversified exposure to U.S. and non-U.S securities of energy companies and energy related companies which are companies that are principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation. As part of its investment process, the Adviser seeks investment opportunities in the energy industry that may provide steady sources of capital appreciation and current income without incurring unnecessary risks.

●	The MLP securities in which the Fund invests are generally common units representing limited partnership interests of energy infrastructure MLPs. The Fund will invest in MLPs that derive the majority of their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) that process, treat, and refine natural gas liquids and crude oil, and (iv) engaged in owning, managing, and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. The Fund may invest in MLPs of all market capitalization ranges.

●	The Fund may invest in equity securities, including common stock, preferred stock and convertible preferred stock of companies of any capitalization, whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends. With respect to 20% of the Fund’s net assets, the Fund may invest in equity securities issued by non-energy related companies.

●	The Fund may invest in fixed income securities of any grade including those rated below investment grade and of any maturity, as well as non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible fixed income securities, corporate bonds, including high yield U.S. corporate bonds (i.e., “junk” bonds), floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and CMOs. With respect to 20% of the Fund’s net assets, the Fund may invest in these fixed income securities issued by non-energy related companies.

●	The Fund may invest in open-end and closed-end investment companies, the retail shares of actively managed and ETFs, and private equity and debt investments that generally will include traditional private equity and venture capital control positions and minority investments in MLPs and energy infrastructure companies. The Fund currently does not intend that hedge funds, collateralized loan obligations and leveraged buyouts, will be included under such private equity investments.

●	The Adviser manages the Fund to achieve investment returns that match or outperform the S&P 500® Index before deducting Fund fees, expenses and taxes, over the long term by utilizing a disciplined investment process which focuses on risk-reduction and provides a considerable current income component. In managing the Fund’s investment portfolio, the Adviser seeks to avoid riskier investments. For example, the Adviser selects the MLPs in which the Fund invests and their weightings in the Fund’s portfolio by focusing on the business risk profiles of the MLPs, and considering other factors such as liquidity. The Adviser believes that its investment process and strategy provide a compelling balance of risk/reward for shareholders.

Principal Risks of Investing in the Energy Fund: An investment in the Energy Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Energy Fund’s share price may fluctuate within a wide range. There is no assurance that the Energy Fund will achieve its investment objective. The Energy Fund’s performance could be adversely affected by the following principal risks. Other non-principal risks are described in “Non-Principal Risks of Investing in the Energy Fund” below. In addition, the Fund’s SAI, which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

●	CMO Risk. The Energy Fund may be affected by credit risks of CMOs, which is the possibility that the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgages or asset-backed securities. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (Fannie Mae) (“FNMA”) or Federal Home Loan Mortgage Corporation (Freddie Mac) (“FHLMC”), the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

●	Concentration Risk. The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

●	Credit Risks of Lower-Grade Securities. The Energy Fund may be affected by credit risks of lower-grade securities which is the possibility that bonds rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. High yield bond issuers often include small or relatively new companies lacking the operating history or capital to warrant investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

●	Dividend and Distribution Risk. There can be no assurance that a dividend-paying company held by the Fund will continue to make regular dividend payments. In addition, when the Fund invests a substantial portion of its net assets in MLPs the Fund’s distributions may be characterized as returns of capital and, as a result, shareholders will see a reduction in their cost basis.

●	Equity Securities of MLPs Risk. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

●	Industry Specific Risk. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and-demand for energy resources, and various political, regulatory, and economic factors. The presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure policies, among others. The Fund cannot predict whether federal financial regulatory agencies will take any action to adopt new regulations or provide guidance that will adversely impact the energy industry. In addition, the administration has recently announced several initiatives aimed at addressing climate change. It is unclear how these initiatives could impact the Fund’s investments.

●	Interest Rate Risk. The Energy Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates.

●	Investment Companies and ETFs Risk. Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, the Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

●	Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

●	Market Risk. The market value of the Energy Fund’s investments in equities, including MLP common units, and fixed income securities will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Energy Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, inflation, recessions, government shutdowns, market closures, market manipulation and other fraudulent practices, war, military conflicts, political and geopolitical events, acts of terrorism, the spread of infectious diseases or other public health issues, natural and environmental disasters, trade disputes, tariff arrangements, sanctions, and cybersecurity attacks) that cause major price changes in individual securities or market sectors. The equity securities purchased by the Energy Fund may not appreciate in value as the Adviser anticipates.

The Fund’s investments are also subject to inflation risk, which is the risk that the value of a Fund’s investments does not keep pace with inflation, thus reducing purchasing power. Inflation has adverse consequences for most types of bonds because it makes their fixed interest payments less valuable. Bonds generally offer a series of fixed interest payments that represent a percentage of the face value of the bond. When inflation develops and prices rise, the purchasing power of the interest payment decreases. High inflation has historically correlated with lower returns on equities, and value stocks tends to perform better than growth stocks in high inflation periods. Persistently high inflation erodes the real value of investment capital, requiring a higher nominal return to maintain purchasing power. It also introduces distortions that may affect real economic outcomes, including policy implementation by governmental agencies and planning by households and businesses.

The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. Russia’s military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. Hamas militants launched a brutal terror attack against southern Israel on October 7, 2023, and, in response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Actual hostilities, such as the Israel-Hamas war, or the threat of future hostilities in the broader Middle East region may cause significant volatility and disruption to the securities markets, and adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments. Actual or threatened military conflict involving the U.S. and Iran, including direct hostilities, cyber operations, or expanded sanctions, could increase energy price volatility, disrupt global supply chains and shipping lanes, impair issuer operations and liquidity, and adversely affect the Fund’s performance and net asset value. Such events may also heighten market, interest rate, inflation, and currency risks across both energy and non-energy holdings. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by military action or resulting sanctions may magnify the impact of other risks described in this “Principal Risks of Investing in the Energy Fund” section.

In addition, an outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and was transmitted globally. COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by infectious illness outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration and effects of pandemics like the COVID-19 outbreak cannot be determined with certainty. Non-universal acceptance of vaccines and the continued risk of variants or mutations, among other factors, make it impossible to predict the timing of an end to a global pandemic. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

●	Manager Risk. The Energy Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. There is a possibility that poor security selection will cause the Energy Fund to underperform compared to relevant benchmarks or other funds with similar investment objectives.

●	Mid Cap Company Risk. Middle-cap companies may have greater potential for losses and be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies and harder to sell at a favorable time and price. Mid-cap companies may fall out of favor with investors, have limited product lines, operating histories or financial resources, and may be dependent upon a particular niche of the market. Securities issued by mid-cap companies may have a value based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.

●	MLP Affiliates Risk. The Fund may invest in the debt and equity securities issued by MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. The Fund may invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

●	MLP Liquidity Risk. Although common units of MLPs trade on the NYSE, the NASDAQ, and Amex, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

●	MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLPs were adversely impacted by the reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic, which triggered an unprecedented sell-off of energy pipeline and midstream companies in 2020. Recently, global oil prices have experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history. Reduced production and continued oil price volatility may adversely impact the value of the Fund’s investments in MLPs and energy infrastructure companies.

●	Non-U.S. Issuer Risk. Certain companies in which the Fund may invest may be non-U.S. issuers. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional cost, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.

●	Private Equity and Debt Risks. Private equity and debt investments involve a high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest in may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. The Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

●	RIC Qualification Risk. The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which means that the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships. The Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships, which may include MLPs. If the Fund’s MLP investments exceed this 25% limitation, which could occur, for example, if the Fund’s investment in an MLP affiliate were re-characterized as an investment in an MLP, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on distributions by the Fund to its shareholders, which would be taxable as dividends for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits whether from the Fund’s investment company taxable income or net capital gains. In such case, distributions to shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements are satisfied. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special treatment.

●	Small Cap Company Risk. Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Non-Principal Investment Strategies: In addition to the principal investment strategies discussed above, the Energy Fund seeks to achieve its investment objective by investing its assets in a combination of the following:

●	The Energy Fund may invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by FNMA, FHLMC, and GNMA (as defined herein). Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions.

●	Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure assets that are integrated with the company’s existing assets. The Fund’s investments in greenfield projects may distribute income. However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. The Adviser believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides the Fund with the opportunity to earn higher returns.

●	Limited Liability Company (“LLC”) Common Units. Some energy infrastructure companies in which the Fund may invest in have been organized as LLCs. These LLCs are generally treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.

●	Pay-in-Kind (PIK) Securities. Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

●	Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed.

●	Restricted Securities. The Fund may invest in Rule 144A securities, which are restricted securities that are not registered under the Securities Act of 1933 Act (the “1933 Act”) and only can be offered to and sold by “qualified institutional buyers”. Rule 144A securities may be illiquid or less liquid than other investments because, at times, such securities cannot be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at reasonable prices. A Rule 144A security that was liquid at the time of purchase may subsequently become illiquid.

●	U.S. Government Securities. U.S. Government securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association (“GNMA”), and securities of the Small Business Administration); or by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuer or the U.S. Treasury’s commitment to support the issuer’s net worth through preferred stock purchases (such as the securities issued by FNMA or FHLMC).

●	Royalty Trusts. The Fund may invest in royalty trusts. However, such investments do not count towards the Fund’s 80% policy. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Additional Information About MLPs: MLPs are generally characterized as “publicly traded partnerships” (as discussed in the section “U.S. Federal Income Taxes”) engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Adviser follows, the majority trade on the NYSE and the rest trade on Amex or NASDAQ. The Fund may also invest in MLPs that are not traded on the NYSE, Amex or NASDAQ. MLPs’ disclosures are regulated by the SEC and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. MLPs also must comply with certain requirements applicable to public companies under the Sarbanes Oxley Act of 2002. The Fund provides access to a product that issues a single Form 1099 to its shareholders thereby removing the obstacles of federal and state filings (because shareholders do not receive any Schedule K-1) and, for certain tax-exempt shareholders, unrelated business taxable income (“UBTI”) filings, while providing portfolio transparency, liquidity and daily NAV.

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through and up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Temporary and Defensive Investments: In anticipation of or in response to adverse market, political or other conditions or large cash inflows or redemptions, the Fund may invest in U.S. government securities, cash and cash equivalents, and money market funds and implement strategies to place the portfolio in defensive posture for a period of time (“temporary defensive period”) until, in the Adviser’s assessment, such condition has abated. During a temporary defensive period, the Energy Fund may invest up to 100% of its net assets in cash and cash equivalents. During temporary defensive periods, the Adviser also may use various strategic transactions to hedge the Fund’s portfolio and mitigate risks with respect to specific MLP investments in the Fund’s portfolio, including derivative contracts, such as the purchase and sale of exchange-listed and over-the-counter put and call options on securities and indices.

The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its then historical distribution levels. Also, higher levels of portfolio turnover may accompany such periods and may result in the Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.

Non-Principal Risks of Investing in the Energy Fund: In addition to the principal risks discussed above, the Energy Fund’s performance could be adversely affected by the following risks involving the Energy Fund’s non-principal investment strategies:

●	Call Risk. Another risk that could adversely affect the Energy Fund’s performance is call risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The Energy Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

●	Credit Risk. The Energy Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Energy Fund may invest in junk bonds. The Energy Fund may be affected by credit risk of lower grade securities, which is the possibility that securities rated below investment grade, or unrated of similar quality, (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Energy Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Energy Fund may lose its entire investment in those securities.

●	Greenfield Projects Risk. Greenfield projects are private joint ventures with limited or no operating history formed to construct energy-related projects. The Fund’s investments in greenfield projects may distribute income or be structured as pay-in-kind securities (see “Pay-in-Kind (PIK) Securities Risk”). An investment in a greenfield project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy. In addition, greenfield projects face risks of changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles, each of which can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction. The Fund’s investment could lose its value in the event of a failure of a greenfield project. Greenfield projects also may be illiquid.

●	Pay-In-Kind (PIK) Securities Risk. Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

●	Private Investments in Public Equity (PIPEs) Risk. PIPEs generally involve the purchase of stock at a discount to the current market value per share for the purpose of raising capital. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

●	Restricted Securities Risk. The Fund may purchase illiquid securities and restricted securities, which are not readily marketable and are not registered under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. The Fund may not be able to sell restricted securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of restricted securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Restricted securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in restricted securities may have an adverse impact on NAV. A restricted security that was liquid at the time of purchase may subsequently become illiquid.

●	Real Estate Investment Trusts (“REITS”) Risk. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P’s 500 Index.

●	Royalty Trusts Risk. In many circumstances, the royalty trusts in which the Fund may invest have limited operating histories. The value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. In addition, the value of royalty trust securities depends on factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Additionally, a sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Suitability: An investment in the Energy Fund may be suitable for intermediate to long-term investors who seek capital appreciation and attractive levels of current income through diversified exposure to securities and other assets of energy and energy related companies. Investors should be willing to accept the risks and potential volatility of such investments. The Fund may be unsuitable for certain investors including, but not limited to, investors who do not want to risk their investment principal.

Disclosure of Portfolio Holdings: A description of the Energy Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

Additional Information About the Investment Adviser

The Adviser serves as the investment adviser of the Energy Fund as well as the other funds comprising the Spirit of America Investment Funds, including the Real Estate Fund, the Large Cap Value Fund, the Municipal Tax Free Bond Fund, the Income Fund and the Utilities Fund. The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser has managed the investments of the Energy Fund as well as the other Spirit of America Investment Funds since their inception and has no other assets under management. David Lerner is the sole shareholder, a director and a controlling person of the Adviser.

The Adviser invests the Energy Fund’s assets, manages the Energy Fund’s business affairs and supervises the Energy Fund’s day-to-day operations. The Adviser provides the Fund with advice on buying and selling securities in accordance with the Energy Fund’s investment objective, policies and limitations. The Adviser also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to the Adviser’s responsibilities under its investment advisory contract with the Energy Fund. The continuance of the investment advisory agreement for the Energy Fund was last approved by its Board, including the independent directors, on May 21, 2025. A discussion regarding the basis for the Board’s approval of the continuance of the Energy Fund’s investment advisory contract is available in the Energy Fund’s Form N-CSRS filing for the semi-annual period ended May 31, 2025.

The Energy Fund pays the Adviser a fee at the annual rate of 0.95% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Investment advisory fees for the fiscal year ended November 30, 2025 were $1,666,734.

Portfolio Manager

Douglas Revello serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Energy Fund. Mr. Revello joined the Adviser on May 18, 2009. In addition to managing the Energy Fund, Mr. Revello currently manages the Spirit of America Large Cap Value Fund and the Spirit of America Real Estate Income and Growth Fund, and serves as Co-Portfolio Manager to the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund and the Spirit of America Utilities Fund. Mr. Revello co-manages the portfolio management team of the Adviser. More recently, he has been a vital contributor to the management of the Energy Fund by virtue of his attendance at energy industry conferences and meetings with various energy industry management teams. Prior to joining the Adviser, Mr. Revello served as head of the Municipal Underwriting department for David Lerner Associates, Inc., the Funds’ principal underwriter and distributor (“DLA” or the “Distributor”), from October 1992 until November 2017, and was also integral in the firm’s fixed income trading and institutional sales. Mr. Revello received a Bachelors degree in Business Administration from Baruch College in 1988 and a Masters degree in Business Administration from Dowling College in 1999 and had served as an adjunct professor at the State University of New York at Stony Brook Harriman School of Business teaching several finance courses, including Capital Markets and Security Analysis from August 2000 until December 2008. In addition, Mr. Revello holds a General Securities Representative (Series 7) license, and Uniform Securities Agent State Law Examination (Series 63) license.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Energy Fund.

CHOOSING A SHARE CLASS

The Fund listed in this Prospectus offers three classes of Shares: Class A Shares, Class C Shares and Institutional Shares.

Each class of the Fund invests in the same portfolio securities, but each class has its own expense structure, as illustrated in the Fund’s Summary Section – Fees and Expenses of the Fund. To choose the share class of the Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As described herein, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. As shown below, a sales charge structure applies to Class A and Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges”). The Institutional Share Class requires a larger initial investment and has lower annual expenses than the other classes because it has no 12b-1 fees (fees paid for distributing shares of a fund pursuant to a Plan of Distribution), and thus will cost you less over time.

The following summarizes some of the main differences among Class A Shares, Class C Shares and Institutional Shares of the Fund:

Class A Shares

●	Class A Shares are available for purchase through broker-dealers and other financial intermediaries that have executed a selling agreement with the Fund’s Distributor.

●	Class A Shares are subject to a minimum initial investment of $500. The minimum subsequent investment is $50.

●	Front-end sales charges, as described below under “Sales Charges.”

●	A CDSC of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid.

●	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.

Class C Shares

●	Class C Shares are available for purchase through broker-dealers and other financial intermediaries that have executed a selling agreement with the Distributor.

●	Class C Shares are subject to a minimum initial investment of $500. The minimum subsequent investment is $50.

●	No front-end sales charges.

●	Back-end deferred sales charges on shares sold within 13 months of purchase and as described below under “Sales Charges.”

●	Distribution (Rule 12b-1) fees of 1.00% (of which 0.25% is for shareholder servicing) of the Fund’s average daily net assets.

Institutional Share Class

●	Institutional Shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and the Fund pays service fees to these entities for services they provide to Institutional Share Class shareholders. Institutional Shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

●	Institutional Shares are subject to a minimum initial investment of $100,000. The minimum subsequent investment is $10,000.

●	Minimums may be waived for investors of qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans; bank and trust companies; insurance companies; registered investment companies; and non-qualified deferred compensation plans.

●	Minimums may be satisfied where, for investors through certain asset allocation, wrap fee and other similar programs, in the discretion of the investment adviser, multiple, different customer accounts, in the aggregate, total the $100,000 minimum.

●	No front-end sales charges.

●	No deferred sales charges imposed.

●	No Distribution (Rule 12b-1) fees.

PRICING FUND SHARES

Portfolio securities are valued, and the NAV per share of the Energy Fund is calculated, as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV for the Energy Fund is computed by adding the value of the Fund’s investments, cash and other assets, deducting liabilities and dividing the result by the number of shares of the Fund outstanding. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent.

The Energy Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Fund securities for which market quotations are not readily available, including private equity investments and other assets, are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board described below.

The Board has designated the Adviser as the Valuation Designee to perform the fair value determinations, who will carry out these functions for some or all of the Energy Fund’s investments. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Fund’s fair value determinations. The Valuation Designee is responsible for performing fair value determinations relating to fund investments and certain other risk assessments, testing, evaluations, and reporting. Fair value determinations are required for securities: (i) for which market quotations are not readily available (or for which market quotations are deemed unreliable); or (ii) for which, in the judgment of the Valuation Designee, the value does not represent a fair value of the security. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, accountants, or counsel; it also may consult the Fair Value Committee (described below). The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

To carry out the responsibility to determine the fair value of any securities or other assets for which market quotations are not readily available at a valuation time, the Board has approved the Valuation Designee’s use of a fair valuation pricing committee (the “Fair Value Committee”), to assist in making fair value determinations. The Fair Value Committee consists of the following standing members: (a) the Fund’s Treasurer or designee, (b) a representative of Ultimus, typically from the Accountant, and (c) on an ad hoc basis at a particular valuation time for which a fair value or fair valuation method is being determined for a Fund, a representative of the Adviser, who may be the Valuation Designee. The Fair Value Committee, at its discretion, may also include the Fund’s Chief Compliance Officer as a non-voting member.

When fair value pricing is employed, the prices of securities used by the Energy Fund to calculate its NAV may differ from quoted or published prices for the same security. Securities for which a reliable market value cannot be determined or for which market value is no longer reliable, are priced at fair value. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

ADDITIONAL INFORMATION ABOUT HOW TO PURCHASE SHARES

You can purchase Class A Shares and Class C Shares of the Energy Fund through broker-dealers that have executed a selling agreement with the Fund’s Distributor. Institutional Shares of the Energy Fund are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations, high net worth individuals and on certain brokerage platforms.

All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge (minimum of $20) will be imposed if any check or electronic payment used for the purchase of shares is returned. The Fund does not accept cash, drafts, “starter” checks, traveler’s checks, credit card checks, post-dated checks, cashier’s checks, money orders or checks drawn on non-U.S. financial institutions. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties (except for properly endorsed IRA rollover checks). Cashier’s checks and bank official checks will also be accepted for IRA transfers from other financial institutions. In such cases, a 15 business day hold will be applied to the funds. This means that, while you may request a redemption during the 15 business days after your purchase, and the redemption will be calculated at the NAV of the Fund on the day that the redemption request is received in good order, you will not receive your proceeds until the holding period has expired. You may avoid this holding period by making your purchase by wire. For additional information on purchase by wire, please refer to “Purchases by Wire” below.

Purchases by Mail: Shares may be purchased initially by completing the account application accompanying this Prospectus and mailing it to the Energy Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), together with a check payable to the Fund and the applicable share class (for example, “Spirit of America Energy Fund – Class A Shares.”) The check or money order and account application may be mailed via regular mail to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246. If you are sending applications, checks or other communications to the Transfer Agent via express delivery, registered or certified mail, send to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Please send a minimum of $500 for Class A Shares and Class C Shares (including IRA and SEP accounts).

When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to the Energy Fund and the applicable share class (for example, “Spirit of America Energy Fund - Class A Shares”) and mailed to the Transfer Agent at the addresses noted above. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order, provided it is received before 4:00 p.m. (Eastern Time).

Purchases by Wire: To make an initial investment by federal funds wire, you must first call the Transfer Agent at (800) 452-4892 to set up an account and receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. Your bank may impose a fee for investments by wire. In addition, an account application should be promptly forwarded to: Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246.

If you have a bank account at a member firm of the Federal Reserve System, you may purchase shares of the Energy Fund by requesting your bank to transmit funds by wire. Please call Shareholder Services at (800) 452-4892 for the most current wiring instructions.

You may make additional investments at any time through the wire procedures described above, which must include your name and account number. The Energy Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received on the next business day.

Purchases by Telephone: The Energy Fund accepts telephone purchases only from brokers or financial intermediaries. Individuals may not make purchases by telephone.

General Purchase Information: Class A Shares of the Energy Fund are sold at the NAV next determined after receipt of a purchase order by the Transfer Agent, plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $25,000 or more in any of the Spirit of America Investment Funds. See “Distribution Arrangements” for more complete information on the shares of the Fund.

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Institutional Shares are sold without an initial front-end sales charge and are not subject to a deferred sales charge.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares.

To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will then sell shares in order of purchase.

Purchase orders for shares of the Energy Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the Energy Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. (Eastern Time) will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Energy Fund and the Transfer Agent each reserve the right to reject any purchase order in whole or in part. The Energy Fund reserves the right to suspend the offering of shares of any Fund. The Energy Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Energy Fund will not accept checks endorsed by a third party as payment for purchase orders. If your check or wire does not clear, you will be responsible for any loss incurred by the Energy Fund.

When you sign your account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you violate IRS regulations, the IRS can require the Energy Fund to withhold a portion of your taxable distributions and redemptions.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Energy Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Energy Fund may temporarily limit additional share purchases. In addition, the Energy Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Energy Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement.

Purchases through Broker-Dealers

The Energy Fund may accept telephone orders only from broker-dealers or financial intermediaries that have executed a selling agreement with DLA. The broker-dealers or financial intermediaries must promptly forward purchase orders and payments for such orders to the Energy Fund. Brokers or financial intermediaries through which an investor purchases shares of the Energy Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Broker-dealers or financial intermediaries may have different minimum investment requirements.

For any order to be confirmed at the current day’s offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. (Eastern Time) on the same day. For any dealer order to be confirmed at the current day’s offering price, it not only must be received by the dealer prior to 4:00 p.m. (Eastern Time) on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. (Eastern Time) on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. (Eastern Time) are confirmed at the offering price on the following business day.

Automated Clearing House (ACH)

Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $50. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Energy Fund. ACH transactions are not available for initial purchase. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Fund’s Transfer Agent at (800) 452-4892. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Fund’s Transfer Agent at (800) 452-4892. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

Automatic Investment Plan

Bank Account

You can make additional purchases of shares of the Energy Fund through an Automatic Investment Plan. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 for Class A Shares and Class C Shares and completing the Automatic Investment Plan section of the account application enclosed with this prospectus. Subsequent investments may be made on a periodic basis and are subject to a minimum required amount of $50. Due to the fact that Class A Shares have a front-end sales load, it is not advisable to participate in an Automatic Investment Plan if you are regularly purchasing these shares. The Energy Fund may alter, modify or terminate this plan at any time.

Securities Brokerage Account

If available through your securities broker-dealer, you can also make additional purchases of the Energy Fund through an Automatic Investment Plan which provides a convenient method to have all dividends and interest which are ordinarily credited to your securities brokerage account(s) invested directly into the Fund instead. You may authorize automatic investment of dividends and interest from your securities brokerage account by completing and signing a separate authorization form provided by your securities broker-dealer.

Tax Sheltered Retirement Plans

Fund shares may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s Transfer Agent at (800) 452-4892 for the procedure to open an IRA or SEP plan directly with the Fund, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Information regarding IRA custodial fees is available by calling the Transfer Agent at (800) 452-4892. In addition, you should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

Selling Shares: You may redeem your shares of the Energy Fund on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

Redemption by Mail: You may redeem shares by submitting a written request for redemption via regular mail to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246. If you are sending your request via overnight mail services, send to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. A written redemption request must: (i) identify your account name and account number; (ii) include the name of the Fund and class of shares, if applicable; (iii) state the number of shares or dollar amount to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for (i) all written redemption requests exceeding $50,000, (ii) where proceeds are to be mailed to an address or bank account other than that shown on the Transfer Agent’s records, or (iii) when your address was changed within 30 days of your redemption request. When the Energy Fund requires a signature guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If no such instruction is provided, IRA redemptions will be subject to federal tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

Redemption by Telephone or by Wire: With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee (as described above) to the Transfer Agent. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this on the appropriate area of your account application or write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.

The Energy Fund reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your transaction due to high call volume. In such event, you should follow the procedures for redemption by mail.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 calendar days. Neither the Energy Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Energy Fund and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Energy Fund or the Transfer Agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the Fund may be liable for losses due to fraudulent or unauthorized instructions. The Energy Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder’s address of record or wired to the shareholder’s bank account on file with the Transfer Agent.

IRA distributions may also be made by telephone. Shareholders who redeem shares held in an IRA will be asked to designate whether or not to withhold federal income taxes from the distribution. If no such instruction is provided, IRA redemptions will be subject to federal tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

Exchanging Shares: You are permitted to exchange your Class A Shares of the Energy Fund for Class A Shares of another Fund in the Spirit of America Investment Funds, including the Real Estate Income and Growth Fund, the Large Cap Value Fund, the Municipal Tax Free Bond Fund, the Income Fund and the Utilities Fund, provided that those shares may legally be sold in the state of your residence. Class C Shares of the Energy Fund may be exchanged for Class C Shares of any other Spirit of America Investment Fund offering such shares. Institutional Shares of the Energy Fund may be exchanged for Institutional Shares of any other Spirit of America Investment Fund offering such shares. You must meet the minimum investment requirement for the applicable share class and you may only exchange your shares once every six months. The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. No transaction fees are charged for exchanges but an exchange of shares is treated for tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The Funds make exchanges at NAV (determined after the order is considered received), without a sales charge.

Systematic Withdrawal Plan: The Energy Fund offers a Systematic Withdrawal Plan as an option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more for Class A Shares and Class C Shares and $100,000 or more for Institutional Shares. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Because Class A Shares of the Energy Fund have a front-end sales load, it is not advisable to participate in the Systematic Withdrawal Plan if you are regularly purchasing shares. For information about starting a Systematic Withdrawal Plan, call the Transfer Agent at (800) 452-4892. Shareholders of Class C Shares that participate in the Plan will not be charged a CDSC on their withdrawals.

General Redemption Information: The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one to three business days;

●	For payment by wire or ACH, the Fund typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Energy Fund will mail the redemption proceeds as soon as the purchase check clears, which may take up to fifteen calendar days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

The Energy Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Energy Fund’s shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of any fund not reasonably practicable.

Redemption proceeds sent by check by the Energy Fund and not cashed within 180 days of the redemption date will be reinvested in the applicable class of shares at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Energy Fund.

Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.

The Energy Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. The Energy Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Adviser, result in the need for the Energy Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Energy Fund. The Energy Fund has reserved the right, in whole or in part, to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). Under these conditions, a Fund might pay all or part of redemption proceeds in liquid securities with a market value equal to the value of the Fund shares being redeemed. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Fund’s approved pricing agents. If the Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. See “Pricing Fund Shares.” You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Minimum Balances: Due to the relatively high cost of maintaining smaller accounts, the Energy Fund reserves the right to involuntarily redeem shares in any account at its then current NAV if at any time the account balance is less than $500 for Class A Shares and Class C Shares and less than $100,000 for Institutional Shares as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares: Energy Fund investors may attempt to profit through a practice called market timing or short-term trading in Fund shares. This might be achieved by the purchase and redemption of Fund shares within a short time period. Frequent short-term trading of shares may be detrimental to the long-term performance of the Energy Fund because it may disrupt portfolio management strategy and because it may increase the Fund’s expenses. The Board has adopted the following policies and procedures to discourage market timing. The Energy Fund receives reports from their service provider through which they monitor activity that may be construed to be short-term trading. The Fund seeks to monitor trading activity in the Fund’s shares and examines a number of factors to detect trading patterns in Fund shares, including (but not limited to) the frequency, size, and/or timing of investor’s transactions in Fund Shares. When such activity appears to be taking place, the Energy Fund may issue instructions to its service provider to place restrictions on the shareholder’s purchase or exchange activity. From time to time, the Energy Fund may put in place other procedures or practices to detect and/or discourage market timing by investors. However, investors should be aware that the Energy Fund’s procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place. The ability of the Energy Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Energy Fund may receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Escheatment of Shares to State: If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period varies by state. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

DISTRIBUTION ARRANGEMENTS

The Energy Fund offers Class A Shares, Class C Shares and Institutional Shares. Class A Shares charge a front-end sales load and pay 12b-1 fees. Class C Shares are sold without an initial front-end sales charge and are subject to a deferred sales charge of 1.00%, if Class C Shares are sold within 13 months of purchase. Class C Shares pay 12b-1 fees and/or shareholder servicing fees. Institutional Shares do not charge a front-end sales load, impose a deferred sales charge or pay 12b-1 fees. The Fund does not include disclosure information pertaining to sales loads and capital stock on its website because it is contained within this Prospectus and the Fund’s SAI.

Rule 12b-1 Plan

The Energy Fund has adopted a Plan of Distribution (the, a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Fund or class, as applicable, to pay DLA from its own assets for DLA’s services and expenses in distributing shares of the Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Energy Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. Each class of shares of the Energy Fund has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of the respective share class of the Energy Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. With respect to Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents 12b-1 fees and 0.25% represents shareholder servicing fees paid to DLA or to institutions that have agreements with the Distributor to provide such services.

Class A Shares

The offering price for Class A Shares of the Energy Fund includes a front-end sales charge. The maximum sales charge is 5.75% of the offering price (6.10% of the net amount invested) and is reduced on investments of $25,000 or more. Certain purchases of Class A Shares of the Energy Fund qualify for reduced front-end sales charges, as discussed below.

Sale of Class A Shares

The sales charge you pay for Class A Shares of the Energy Fund depends on the dollar amount invested. Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The front-end sales charge you pay for Class A Shares of the Energy Fund is shown in the table that follows.

	Total Sales Charge as a Percentage of:		Concession as a Percentage of
	Offering Price	Net Amount Invested	Offering Price
Under $25,000	5.75%	6.10%	5.00%
$25,000 or more, but less than $50,000	5.50%	5.82%	5.00%
$50,000 or more, but less than $100,000	4.75%	4.99%	4.25%
$100,000 or more, but less than $250,000	4.50%	4.71%	4.00%
$250,000 or more, but less than $500,000	3.75%	3.90%	3.50%
$500,000 or more, but less than $1,000,000	3.00%	3.09%	2.75%
$1,000,000 or more*	0%	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Energy Fund imposes a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to DLA in reimbursement for distribution-related expenses. A commission will be paid by the Distributor to authorized dealers who initiate and are responsible for purchases of $1 million or more.

Reduction of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Fund’s Transfer Agent, your financial adviser or other intermediary at the time of purchase and you also must provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by the current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s Transfer Agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g. retirement accounts) with the Funds; (ii) accounts with other financial intermediaries where Fund shares are held; and (iii) accounts in the name of immediate family household members (spouse and children under age 21). You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver.

Investors may be able to reduce or eliminate front-end sales charges on Class A Shares through one or more of the following methods:

●	A larger investment. The sales charge decreases as the amount of your investment increases per the breakpoint chart above.

●	Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”)], a trust established by you or a family member as grantor, and those family members living at the same address can add the current value of any Class A Shares in all Spirit of America Investment Funds that you currently own or are currently purchasing to the value of your Class A purchase. You must notify your investment adviser, the Fund’s Transfer Agent or other intermediaries, at the time of purchase, of your intent to qualify for this reduction and provide any required evidence showing that you qualify. Rights of accumulation breakpoints are calculated based on the greater of cost or current market value (NAV). Cost is defined as: Gross purchases plus reinvested dividends minus redemptions.

●	Letter of Intent discount. If you declare in writing that you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the UGMA or the UTMA] and those family members living at the same address intend to purchase at least $25,000 in Class A Shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can combine your purchase of Class A Shares of any of the Spirit of America Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Sales Charges – Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares.

To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will then sell shares in the order of purchase.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

The deferred sales charge on Class C Shares may be waived for:

1.	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 ½;

2.	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

3.	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;

4.	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

5.	Withdrawals through the Systematic Withdrawal Plan.

In order to verify your eligibility for these discounts, reductions and waivers, you may need to provide the Fund or your investment professional with certain information, including account statements and records that reflect any investments in the Fund by you, your spouse, or your children under 21. If you or your investment professional believe that you qualify, please notify the Fund by calling your investment professional. If the Distributor is notified of your eligibility, it will reduce or eliminate the sales charge, as applicable, once it confirms your qualification. If the Distributor is not notified, you will receive the discount or waivers only on subsequent purchases for which the Distributor is notified, and not retroactively on past purchases. The deferred sales charges applicable to the Shares offered in this Prospectus, and the break-point discounts offered with respect to such Shares, are described in full in this Prospectus.

More information about deferred sales charge reductions is provided in the SAI.

Purchases at Net Asset Value

Class A Shares of the Energy Fund may be purchased at NAV (i.e., without any initial sales charge) by certain investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) (a) officers and present or former directors of the Fund, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children (up to age 18) of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, DLA and their affiliates, and certain employee benefit plans for employees of the Adviser and DLA; (iv) persons who establish, to DLA’s satisfaction, that they are investing, within ninety (90) days, proceeds of redemption of shares of such other, substantially similar open-end, registered investment companies, as may be determined from time to time in the discretion of DLA; and (v) investors who redeem shares of the Spirit of America Investment Funds and then decide to reinvest their redemption proceeds in additional shares of the Fund within 30 days.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Energy Fund intends to declare and pay a fixed rate semi-annual distribution (May and November) to shareholders. To the extent such distributions exceed the Fund’s current and accumulated earnings and profits, a portion of such distribution is expected to be characterized as return of capital distributions generated from the Fund’s holdings. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. Return of capital distributions will generally not be taxable to a shareholder for U.S. federal income tax purposes to the extent of the shareholder’s tax basis in the shareholder’s shares in the Fund, however, such distributions will reduce the shareholder’s tax basis in the shareholder’s shares in the Fund (but not below zero), which could result in the shareholder having to pay higher taxes in the future when shares are sold, even if the shareholder sells the shares at a loss from the shareholder’s original investment. Income dividends and capital gains distributions are generally taxable to the shareholder whether received in cash or reinvested in shares for U.S. federal income tax purposes. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.

The Fund anticipates that a significant portion of its distributions to shareholders will consist of a tax-free return of capital with respect to an investor’s principal investment for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits, as determined for U.S. federal income tax purposes, and does not exceed such shareholder’s adjusted tax basis in the shares. To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder, as defined below under “U.S. Federal Income Taxes”, on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain if the shares are held as capital assets. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year. Unless requested otherwise by you, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

Each dividend and distribution, if any, declared by the Energy Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request. An election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of distributions.

If you buy shares of the Fund just before the Fund deducts a distribution, you will pay full price for the shares and then receive a portion of the price back as a taxable distribution from its NAV.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes

The discussion below and disclosure in the SAI under the heading “U.S. Federal Income Taxes” provides a summary of certain material U.S. federal income tax consequences relating to the purchase, ownership, and disposition of shares of the Fund by U.S. Holders (as described below) who hold their shares as capital assets (as defined for U.S. federal income tax purposes). For purposes of these discussions, a “U.S. Holder” means a beneficial owner of the Fund’s shares that is any of the following for U.S. federal income tax purposes:

●	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

●	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of the Fund’s shares that is not a U.S. Holder.

This summary is for general information purposes only and is not exhaustive of all of the U.S. federal income tax considerations that may be relevant to a decision to purchase shares in the Fund. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code by the U.S. Treasury Department (including final proposed and temporary regulations (the “Treasury Regulations”)), rulings, current administrative interpretations, and official pronouncements by the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, including possibly with a retroactive effect. Such changes could materially and adversely affect the tax consequences to a holder described below. No assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. We cannot predict whether, when or to what extent U.S. federal tax laws, regulations, interpretations, or rulings will be issued.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Holder is:

●	a dealer in securities or currencies;

●	a financial institution;

●	a regulated investment company;

●	a real estate investment trust;

●	an insurance company;

●	a tax-exempt organization;

●	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

●	a trader in securities that has elected the mark-to-market method of accounting for its securities;

●	a person liable for alternative minimum tax;

●	a partnership or other pass-through entity for U.S. federal income tax purposes; or

●	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A holder of shares in a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund will not have to pay corporate-level federal income taxes on any income that the Fund distributes to its stockholders from its earnings and profits, as determined for U.S. federal income tax purposes. To qualify for and maintain its qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

If the Fund:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement,

then it will not be subject to federal income tax on the portion of its income that it distributes (or is deemed to distribute) to stockholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders.

The Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending on October 31 during that calendar year and (3) any income recognized, but not distributed, in preceding years and on which it paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. The Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund, among other things, must:

●	continue to qualify under the 1940 Act at all times during each taxable year;

●	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to its business of investing in such stock or securities, or the 90% Income Test; and

●	diversify its holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

●	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. As a result, it may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices that would not be considered advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Failure to Qualify as a RIC

If the Fund is unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required, and any distributions to the extent of current or accumulated earnings and profits would be taxable to its stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction with respect to such distributions. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of (and in reduction of) the stockholder’s tax basis (but not below zero), and any remaining distributions would be treated as a capital gain.

MLP Equity Securities

The Fund invests in securities and other assets of energy and energy related companies, including MLPs, equity securities, fixed income securities, open-end and closed-end investment companies, ETFs and certain private equity and debt investments as described in this Prospectus (and in the SAI). MLPs are generally treated as partnerships for U.S. federal income tax purposes, but could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is generally treated as a tax-free return of capital to the extent the amount of the distribution does not exceed the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. If the Fund retains an investment until the basis is reduced to zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard.

Taxation of Distributions

The gross amount of distributions by the Fund in respect of shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such U.S. Holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year.

Distributions by the Fund of net capital gain (which is generally long-term capital gains in excess of net short-term capital losses) properly designated by the Fund as “capital gain dividends” generally are taxable to U.S. Holders as long-term capital gain, to the extent of the Fund’s current or accumulated earnings and profits, regardless of the length of time the shares of the Fund have been held by such U.S. Holders.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its shareholders for U.S. federal income tax purposes, although no assurance can be given in this regard.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable U.S. Holder on his or her or its federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by U.S. Holders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the U.S. Holder and are also subject to these reporting requirements.

Taxation of Sales, Exchanges or Other Dispositions

A U.S. Holder will generally recognize taxable gain or loss on any sale, exchange or other disposition of shares in an amount equal to the difference between the amount realized for the shares and the U.S. Holder’s adjusted tax basis in such shares. Generally, a U.S. Holder’s adjusted tax basis in the shares will be equal to the cost of the U.S. Holder’s shares, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be long-term capital gain or loss provided that the U.S. Holder held the shares for more than one year at the time of disposition. It is possible that a return of capital could cause a U.S. Holder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Net Investment Income Tax

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Net Investment Income Tax to your ownership and disposition of shares of the Fund.

Information Reporting and Backup Withholding

Generally, information reporting requirements will apply to distributions on our common shares or proceeds on the disposition of our common shares or warrants paid within the U.S. (and, in certain cases, outside the U.S.) to U.S. Holders. Such payments will generally be subject to backup withholding tax at the rate of 24% if: (a) a U.S. Holder fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number to the payor (generally on Form W-9), as required by the Code and Treasury Regulations, (b) the IRS notifies the payor that the U.S. Holder’s taxpayer identification number is incorrect, (c) a U.S. Holder is notified by the IRS that it has previously failed to properly report interest and dividend income, or (d) a U.S. Holder fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Dividends paid to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Holder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Holder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Holder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Holder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements.

Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Fund. Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Payments to Foreign Financial Institutions

The Foreign Account Tax Compliance Act (“FATCA”) generally provides that a 30% withholding tax may be imposed on payments of U.S. source income, such as U.S. source interest and dividends, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury regulations are issued.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are generally subject to U.S. federal income tax on unrelated business taxable income (“UBTI”). Because the Fund is treated as a corporation for U.S. federal income tax purposes, an owner of shares will not report on its federal income tax return any items of income, gain, loss, deduction and credit that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor generally should not have UBTI attributable to its ownership, sale or the redemption of any Fund shares unless its ownership of shares is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Other Taxation

The Fund’s shareholders may be subject to state, local and foreign taxes on its distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A SHAREHOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

How Transactions Are Taxed

When you sell or redeem your Energy Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Energy Fund shares for shares of a different Spirit of America Fund is the same as a sale. The Energy Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares purchased or acquired. Cost basis will be calculated using the Energy Fund’s default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Energy Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information regarding cost basis reporting is available in the Energy Fund’s SAI.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Energy Fund’s financial performance for the periods indicated of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent Form N-CSR filing for the fiscal year ended November 30, 2025, which is available upon request. Please turn to the back cover of this Prospectus to find out how you can obtain a free copy of the Fund’s financial statements.

FINANCIAL HIGHLIGHTS — CLASS A SHARES

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended November 30,
	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$12.63		$12.41		$14.50	$12.77	$12.18

From Investment Operations:
Net investment income(a)	0.32		0.42		0.12	0.19	0.22
Return of capital(a)	-		-		0.43	0.47	0.52
Net realized and unrealized gain (loss) on investments	(0.34)		2.86		0.42	4.13	2.91
Total from investment operations	(0.02)		3.28		0.97	4.79	3.65

Less Distributions:
Distributions from return of capital	(1.08)		(2.82)		(1.19)	(2.55)	(3.06)
Distributions from earnings	(0.42)		(0.24)		(1.87)	(0.51)	-
Total distributions	(1.50)		(3.06)		(3.06)	(3.06)	(3.06)

Net Asset Value, End of Year	$11.11		$12.63		$12.41	$14.50	$12.77
Total Return(b)	0.41%		28.18%		8.79%	40.82%	31.67%

Ratios and Supplemental Data:
Net assets, end of year (000)	$145,299		$209,288		$217,691	$225,704	$176,105
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.52	%(c)	1.48	%(c)	1.52%	1.50%	1.53%
Net of expense waivers or recoupments and before deferred tax benefit	1.52	%(c)	1.48	%(c)	1.52%	1.50%	1.53%
Deferred tax expense	-	(c)	-	(c)	0.00%	0.00%	0.00%
Total net expenses	1.52%		1.48%		1.52%	1.50%	1.53%
Ratio of net investment income to average net assets:
Before expense waivers or recoupments and deferred tax benefit	2.73	%(c)	3.27	%(c)	0.91%	1.33%	1.62%
Net of expense waivers or recoupments and before deferred tax benefit	2.73	%(c)	3.27	%(c)	0.91%	1.33%	1.62%
Deferred tax benefit (loss)	-	(c)	-	(c)	0.00%	0.00%	0.00%
Net investment income	2.73%		3.27%		0.91%	1.33%	1.62%
Portfolio turnover rate	6%		13%		15%	11%	6%

(a)	Calculated based on the average number of shares outstanding during the period.
(b)	Calculation does not reflect sales load.
(c)	Deferred tax benefit (expense) not applicable for the period.

FINANCIAL HIGHLIGHTS — CLASS C SHARES

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended November 30,
	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$10.20		$10.52		$12.85	$11.67	$11.42

From Investment Operations:
Net investment income(a)	0.19		0.27		0.02	0.07	0.11
Return of capital(a)	-		-		0.38	0.42	0.48
Net realized and unrealized gain (loss) on investments	(0.29)		2.39		0.33	3.75	2.72
Total from investment operations	(0.10)		2.66		0.73	4.24	3.31

Less Distributions:
Distributions from return of capital	(1.03)		(2.75)		(1.19)	(2.55)	(3.06)
Distributions from earnings	(0.40)		(0.23)		(1.87)	(0.51)	-
Total distributions	(1.43)		(2.98)		(3.06)	(3.06)	(3.06)

Net Asset Value, End of Year	$8.67		$10.20		$10.52	$12.85	$11.67
Total Return(b)	(0.32)%		27.23%		7.95%	39.86%	30.68%

Ratios and Supplemental Data:
Net assets, end of year (000)	$1,410		$1,956		$2,201	$2,398	$1,763
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	2.27	%(c)	2.23	%(c)	2.27%	2.25%	2.28%
Net of expense waivers or recoupments and before deferred tax benefit	2.27	%(c)	2.23	%(c)	2.27%	2.25%	2.28%
Deferred tax expense	-	(c)	-	(c)	0.00%	0.00%	0.00%
Total net expenses	2.27%		2.23%		2.27%	2.25%	2.28%
Ratio of net investment income to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.99	%(c)	2.51	%(c)	0.16%	0.58%	0.87%
Net of expense waivers or recoupments and before deferred tax benefit	1.99	%(c)	2.51	%(c)	0.16%	0.58%	0.87%
Deferred tax benefit (loss)	-	(c)	-	(c)	0.00%	0.00%	0.00%
Net investment income	1.99%		2.51%		0.16%	0.58%	0.87%
Portfolio turnover rate	6%		13%		15%	11%	6%

(a)	Calculated based on the average number of shares outstanding during the period.
(b)	Calculation does not reflect sales load.
(c)	Deferred tax benefit (expense) not applicable for the period.

FINANCIAL HIGHLIGHTS — INSTITUTIONAL SHARES

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended November 30,
	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$10.98		$11.13		$13.30	$11.88	$11.48

From Investment Operations:
Net investment income(a)	0.31		0.41		0.14	0.21	0.24
Return of capital(a)	-		-		0.39	0.43	0.49
Net realized and unrealized gain (loss) on investments	(0.31)		2.53		0.36	3.84	2.73
Total from investment operations	-		2.94		0.89	4.48	3.46

Less Distributions:
Distributions from return of capital	(1.10)		(2.85)		(1.19)	(2.55)	(3.06)
Distributions from earnings	(0.43)		(0.24)		(1.87)	(0.51)	-
Total distributions	(1.53)		(3.09)		(3.06)	(3.06)	(3.06)

Net Asset Value, End of Year	$9.45		$10.98		$11.13	$13.30	$11.88
Total Return	0.68%		28.43%		9.01%	41.33%	31.96%

Ratios and Supplemental Data:
Net assets, end of year (000)	$50		$50		$39	$36	$25
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.28	%(b)	1.23	%(b)	1.27%	1.25%	1.28%
Net of expense waivers or recoupments and before deferred tax benefit	1.28	%(b)	1.23	%(b)	1.27%	1.25%	1.28%
Deferred tax expense	-	(b)	-	(b)	0.00%	0.00%	0.00%
Total net expenses	1.28%		1.23%		1.27%	1.25%	1.28%
Ratio of net investment income to average net assets:
Before expense waivers or recoupments and deferred tax benefit	3.03	%(b)	3.54	%(b)	1.17%	1.59%	1.88%
Net of expense waivers or recoupments and before deferred tax benefit	3.03	%(b)	3.54	%(b)	1.17%	1.59%	1.88%
Deferred tax benefit (loss)	-	(b)	-	(b)	0.00%	0.00%	0.00%
Net investment income	3.03%		3.54%		1.17%	1.59%	1.88%
Portfolio turnover rate	6%		13%		15%	11%	6%

(a)	Calculated based on the average number of shares outstanding during the period.
(b)	Deferred tax benefit (expense) not applicable for the period.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor (DLA)

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

(800) 452-4892

Counsel

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Custodian

Argent Institutional Trust Company

500 E Reynolds Drive

Ruston, LA 71270

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

Additional information about the Energy Fund is contained in the SAI. The SAI and financial statements included in the Fund’s most recent Form N-CSR filing for the fiscal year ended November 30, 2025, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into this Prospectus (i.e. legally made a part of this Prospectus).

Additional information about the investments of the Energy Fund is available in its annual and semi-annual reports to shareholders and in the Energy Fund’s Form N-CSR filings. In the Energy Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Energy Fund’s performance during its last fiscal year. In the Energy Fund’s Form N-CSR filings, you will find the Fund’s annual and semi-annual financial statements.

To obtain an SAI, annual report or semi-annual report for the Energy Fund, financial statements for the Energy Fund without charge, or request other information or make shareholder inquiries, call (800) 452-4892.

The Energy Fund’s reports, SAI, Form N-CSR filings and other information are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The Energy Fund’s prospectus, reports, financial statements, and SAI are available on its website, (www.soafunds.com).

Investment Company File No. 811-08231

SPIRIT OF AMERICA ENERGY FUND

Class A Shares – TICKER: SOAEX

Class C Shares – TICKER: SACEX

Institutional Shares – TICKER: SAIEX

A Series of Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2026

This Statement of Additional Information (“SAI”) is not a prospectus but supplements, and should be read in conjunction with, the current Prospectus for the Spirit of America Energy Fund (the “Energy Fund”), dated March 30, 2026 (the “Prospectus”). The Prospectus is hereby incorporated by reference, which means it is legally part of this document. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained, without charge, by contacting the distributor of Spirit of America Investment Fund, Inc. (the “Company”), David Lerner Associates, Inc. (the “Distributor”), 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, or by calling (800) 452-4892.

The financial statements included in the Energy Fund’s most recent Form N-CSR filing for the fiscal year ended November 30, 2025, including the notes thereto and the report of the independent registered public accounting firm thereon, are incorporated by reference into this SAI. The financial statements and annual and semi-annual reports are available without charge by calling (800) 452-4892. The Energy Fund’s Prospectus, SAI, Form N-CSR filings and annual and semi-annual reports to shareholders are available on the Securities and Exchange Commission’s (the “SEC”) web site at http://www.sec.gov.

TABLE OF CONTENTS

FUND HISTORY	1
INVESTMENT STRATEGIES, POLICIES AND RELATED RISKS	1
DISCLOSURE OF PORTFOLIO HOLDINGS	4
MANAGEMENT OF THE FUNDS	5
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	12
INVESTMENT ADVISORY AND OTHER SERVICES	13
INFORMATION ABOUT PORTFOLIO MANAGER	13
HOW TO PURCHASE SHARES	17
RETIREMENT PLANS	18
HOW TO REDEEM SHARES	18
NET ASSET VALUE	20
DIVIDENDS, DISTRIBUTIONS AND TAXES	20
BROKERAGE AND PORTFOLIO TRANSACTIONS	27
CAPITAL STOCK	27
FINANCIAL STATEMENTS	28

- i -

FUND HISTORY

The Company, a Maryland corporation organized on May 15, 1997, is an open-end management investment company. The Company is comprised of the Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), the Spirit of America Large Cap Value Fund (the “Value Fund”), the Spirit of America Municipal Tax Free Bond Fund (the “Municipal Tax Free Bond Fund”), the Spirit of America Income Fund (the “Income Fund”), the Spirit of America Utilities Fund (the “Utilities Fund”) and the Spirit of America Energy Fund (the “Energy Fund” or the “Fund”) (collectively referred to as the “Spirit of America Investment Funds” and individually as a “Spirit of America Investment Fund”). Each Fund currently offers Class A Shares, Class C Shares and Institutional Shares. Spirit of America Management Corp. (the “Adviser”) currently serves as adviser to the Spirit of America Investment Funds.

INVESTMENT STRATEGIES, POLICIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Energy Fund. You should read it together with the Energy Fund’s section in the Prospectus entitled “Additional Information About The Investment Objective, Principal Investment Strategies, and Related Risks of the Energy Fund.”

The Energy Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus any borrowings in a combination of securities and other assets of energy and energy related companies. The investment practices described below are not fundamental and may be changed without the approval of the Energy Fund’s shareholders.

Master Limited Parterships (“MLPs”). The Fund invests in MLPs that primarily derive their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) that process, treat, and refine natural gas liquids and crude oil, and (iv) engaged in owning, managing, and the transportation of alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen and biodiesel.

Common Stocks. The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Fund may invest in income-producing convertible securities. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

Preferred Stock. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Fund may invest in the equity of greenfield projects. However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Limited Liability Company (“LLC”) Common Units. Some energy infrastructure companies in which the Fund may invest have been organized as LLCs. Such LLCs are generally treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such LLCs.

LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Affiliates and I-Shares

Other MLP Equity Securities. The Fund may invest in the equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Shares. I-Shares represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the New York Stock Exchange (“NYSE”). Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Money Market Instruments. The Fund may invest in cash and cash equivalents, bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Fund will not invest in any money market debt instruments.

Pay-in-kind (“PIK”) Securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

Private Equity and Debt Investments. Private equity investments, which include private investments in public equity, and private debt investments, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. The Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to the SEC’s reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

Private Investments in Public Equity (“PIPEs”). The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class, or PIPEs. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Illiquid Securities. The Energy Fund may invest up to 15% of its net assets in illiquid securities. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Energy Fund may invest in restricted securities issued under Section 4(a)(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(a)(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Energy Fund, however, could affect adversely the marketability of such portfolio securities and the Energy Fund may be unable to dispose of such securities promptly or at reasonable prices.

Rights and Warrants. The Energy Fund has no current intention to invest in rights and warrants, although the Energy Fund may invest up to 15% of its net assets in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Adviser for inclusion in the Energy Fund’s portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of equity investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of rights or warrants does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Caps, Floors and Collars. The Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Fund may be both a buyer and a seller of these instruments. In addition, the Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Fund may vary from the typical examples described here.

Portfolio Turnover

It is the Energy Fund’s policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Energy Fund may hold securities for the sole purpose of receiving interest income, regardless of appreciation potential. A 100% annual turnover rate would occur if all securities in the Energy Fund’s portfolio were replaced once within a period of one year. The following table sets forth the Energy Fund’s portfolio turnover rate for the fiscal periods indicated:

Fiscal Period Ended	Portfolio Turnover Rate
November 30, 2023	15%
November 30, 2024	13%
November 30, 2025	6%

Temporary Investments

From time to time, the Energy Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. For temporary defensive purposes, the Energy Fund may invest in publicly traded debt instruments such as U.S. government and corporate bonds or mortgage backed securities. The Energy Fund may sell short U.S. Treasury Contracts. The Energy Fund will assume a temporary defensive position only when economic and other factors adversely affect the equity market. When the Energy Fund maintains a temporary defensive position, it may not achieve its investment objective.

Fundamental Policies of the Energy Fund

In addition to the Energy Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Energy Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Energy Fund may not:

a)	with respect to 75% of its total assets, have such assets represented by other than: securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Fund’s total assets; and to not more than 10% of the outstanding voting securities of such issuer.

b)	invest 25% or more of its total assets in the securities of issuers located in any one industry except that this restriction does not apply to securities in the energy sector and to securities issued by the U.S. government, agencies, states, municipalities or their instrumentalities;

c)	purchase or sell real estate;

d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

e)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

f)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

g)	participate on a joint or joint and several basis in any securities trading account;

h)	purchase or sell commodities or commodity contracts in accordance with the regulations under the 1940 Act other than as permitted in the Prospectus or this SAI;

i)	invest in interests in oil, gas, or other mineral exploration or development programs in accordance with the regulations under the 1940 Act other than as permitted in the Prospectus or this SAI;

j)	purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions;

k)	act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act; and

l)	issue any senior security

Non-Fundamental Policies of the Energy Fund

The following restrictions are imposed by the management of the Energy Fund and may be changed by the Board without shareholder approval at any time. The Energy Fund may not:

(a)	engage in time zone arbitrage transactions, buy back transactions, dollar roll transactions or even linked bond transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures describe the circumstances under which the Company, its administrator, Ultimus Fund Solutions, LLC, (“Ultimus”) or its Adviser (collectively, the “Service Provider(s)”), may disclose the Energy Fund’s portfolio securities. The principal Service Provider responsible for dissemination of information about the Energy Fund’s portfolio securities is Ultimus. The Company and its Service Providers shall only disclose information concerning securities held in the Energy Fund’s portfolios under the following circumstances:

The Company or a Service Provider may disclose the Energy Fund’s portfolio securities holdings to selected third parties in advance of general release when the Company has a legitimate business purpose for doing so and it shall authorize in writing its Service Providers to disclose the Energy Fund’s portfolio holdings; examples of instances in which selective disclosure of the Energy Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company; or disclosure to a rating or ranking agency. From time to time, the Energy Fund may also disclose their top ten holdings on their web-site with little or no lag time.

As required by the federal securities laws, including the 1940 Act, the Company shall disclose the Energy Fund’s portfolio holdings in applicable regulatory filings, including reports on Form N-CSR, Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. These filings are made publicly available.

In the event that the Company or a Service Provider discloses the Energy Fund’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

Neither the Company, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Energy Fund’s portfolio securities.

Ultimus is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company, or disclosure to a rating or ranking organization. Ultimus or the Company may also send portfolio holdings information on an on-going basis to mutual fund analysts and rating and trading entities, such as Morningstar, Inc.; Lipper, Inc.; Bloomberg; Standard & Poor’s; Refinitiv; and Vickers-Stock. In these instances, portfolio holdings as of a month end will be supplied within approximately 30 days after that month end. With respect to any other disclosure of the Company’s portfolio holdings, the Company’s President and Treasurer, or the Adviser’s President shall be authorized to disclose such information.

In order to ensure that the disclosure of the Energy Fund’s portfolio securities is in the best interests of the Energy Fund’s shareholders and to avoid any potential or actual conflicts of interest with Ultimus, the Adviser, the Company’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Energy Fund’s portfolio securities for legitimate business purposes shall be approved by the Company’s Board in advance of such disclosure. This requirement shall not apply to the disclosure of the Energy Fund’s portfolio securities to the Company’s existing service providers of auditing, custody, proxy voting and other services to the Company in connection with the provision of their services to the Company, or as otherwise provided herein.

The Board shall receive quarterly reports stating whether disclosures were made concerning the Energy Fund’s portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Board has responsibility for the overall management and operations of the Energy Fund. The Board establishes the Energy Fund’s policies and oversees and reviews the management of the Energy Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Energy Fund.

Set forth below are the directors and executive officers of the Energy Fund, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

INTERESTED DIRECTORS

David Lerner[2] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1936)	Director, Chairman of the Board and President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[2] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1961)	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS

John J. Desmond c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1950)	Lead Director	Since 2022	Former Senior Audit Partner, Partner in Charge of Long Island office and Partnership Board Member of Grant Thornton, LLP, August 1980 to July 2015.	6

Director and Member of the Compensation Committee, Risk Committee and Ad-Hoc Strategic Planning Committee and Chair of the Audit Committee, The First Long Island Corporation and its wholly owned subsidiary, The First National Bank of Long Island, 2016 to present; Director and Chair of the Audit Committee, Clip Money Inc., 2022 to present.

Former Director and Member of the Legal and Audit Committee, Nassau Health Care Corporation, 2024 to 2025.

Former Director, Former Chair of the Audit Committee and Former Member of the Compensation Committee and Nominating & Corporate Governance Committee, MusclePharm Corporation, 2017 to 2021.

Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Phillip R. Thune[3] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1970)	Director	Since 2025	Chief Executive Officer of Adthena, Ltd. and its subsidiaries since March 2023; Executive Partner of Salt Creek Capital, January 2022 to February 2023; Chief Executive Officer of Textbroker International LLC, November 2010 to October 2021.	6	Director, Adthena, Ltd. and its subsidiaries, March 2023 to present; Board Member, Darren Waller Foundation, February 2021 to June 2024.

David Feinblatt c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1963)	Director	Since 2025	President, Duck Pond Realty, April 2012 to December 2023.	6	Director, New York State Broadcasters Association, 2002 to 2009 and 2011 to present (Former Chairman, January 2013 to December 2013).

DIRECTORS EMERITI

Allen Kaufman[4] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1936)	Director Emeritus	Since 2025	Vice President of K.G.K. Agency, Inc. since 2019; Former President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, 1963 to 2019.[5]	6	Former Director of the Company, 1998 to 2025; Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune[4] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1936)	Director Emeritus	Since 2025	Private equity investor. Former President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, 1994 to 2012.	6	Former Lead Director of the Company, 1998 to 2025; Former Director of Freight Management Systems, Inc. and Former Chairman of the Board and a Director of Delta Queen Steamboat Company.

1	Each Director serves for an indefinite term, until his success is elected.
2	David Lerner is an “interested” director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
3	Phillip R. Thune is the son of Stanley S. Thune.
4	Each of Stanley S. Thune and Allen Kaufman became a Director Emeritus of the Company to serve for a one-year term effective August 20, 2025.
5	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” director because the insurance services are less than $120,000 in value.

Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS
David Lerner (see biography above)	President

Alan P. Chodosh c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1954)	Treasurer and Secretary	Since 2003 and 2005, respectively	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2015.

Joseph Pickard c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1960)	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.

Other Experience, Skills, Attributes and Qualifications of the Directors

The Board believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the directors is qualified to serve as a director of the Fund based on a review of the experience, qualifications, attributes and skills of each director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other directors, the Adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a director. Each director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a director of the Energy Fund. Information as of December 31, 2025 indicating the specific experience, skills, attributes and qualifications of each director, which led to the Board’s determination that the director should serve in this capacity, is provided below.

David Lerner	Mr. David Lerner is the founder of the Adviser and has been a Director and President of the Company since inception. He has over 50 years of securities industry experience and is the President and a director of the Adviser.

Daniel Lerner	Mr. Daniel Lerner has been a Director of the Company since inception. He has over 30 years of securities industry experience and is also a Senior Vice President and a Director of the Distributor.

John J. Desmond	Mr. John Desmond has been a Director of the Company since 2022. He is a Certified Public Accountant has over 40 years of business leadership experience, including as an audit partner on publicly and privately held companies, both international and domestic. He received his B.S. in Accountancy from St. John’s University.

Phillip R. Thune	Mr. Phillip Thune has been a Director of the Company since 2025. He has served in various executive positions over the past 30 years, including as Chief Executive Officer, President, Chief Operating Officer and/or Chief Financial Officer of both private and public companies. He received a degree in Political Economics from Princeton University.

David Feinblatt	Mr. David Feinblatt has been a Director of the Company since 2025. He served as President of Duck Pond Realty from 2012 through 2023, where he was involved in all aspects of operations in the acquisition, development, management and disposition of multi-family properties in the South East region of the United States. He has served on multiple boards, including as the Chairman and a Director of the New York State Broadcasters Association. He has a B.A. in Economics from the State University of New York, Oneonta.

Specific details regarding each director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the directors do not constitute holding out the Board or any director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Leadership Structure and Responsibilities of the Board of Directors and Committees

The Board is responsible for overseeing the management of the Funds. The Board also elects the Company’s officers who conduct the daily business of the Funds. The Board meets at least four times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Directors interact directly with the Chairman of the Board, each other as directors and committee members, the Funds’ officers, and senior management of the Adviser and other service providers of the Funds at scheduled meetings and between meetings, as appropriate. Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Directors and Officers,” above.

As of the filing of this SAI, the Board is comprised of five individuals, two of whom are considered “Interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. Mr. David Lerner, the Funds’ President, is the Chairman of the Board and is an Interested Director. Mr. Desmond is the lead director of the Board and is Disinterested. The lead director chairs sessions among the Disinterested Directors, serves as a spokesperson for the Disinterested Directors and serves as a liaison between the Disinterested Directors and the Funds’ management between Board meetings. The Board believes that it is beneficial to have a representative of Funds’ management as its Chairman. Mr. David Lerner is the founder of the Distributor and is a director and president of the Adviser, and oversees the investment and business affairs of the Funds. Accordingly, the Board believes his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. David Lerner’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Funds’ management.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Funds may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Funds’ operations is important, in light of the size and complexity of the Funds and the risks that the Funds face. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Funds, and the environment in which the Funds operate, change.

Currently, the Board has an Audit Committee, Compliance Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of Messrs. Desmond, Thune and Feinblatt. Mr. Desmond serves as the Audit Committee Chair. The Audit Committee makes recommendations to the Board with respect to the engagement of independent auditors, approves all auditing and other services provided to the company and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Funds’ financial operations. During the fiscal year ended December 31, 2025, there were four Audit Committee meetings.

The Compliance Committee consists of Messrs. Desmond, Thune and Feinblatt and Joseph Pickard, as the Company’s Chief Compliance Officer. Mr. Desmond serves as the Compliance Committee Chair. The Compliance Committee has the responsibility of, among other things, monitoring the Company’s compliance with applicable law. During the fiscal year ended December 31, 2025, there were four Compliance Committee meetings.

The Nominating Committee consists of Messrs. Desmond, Thune and Feinblatt. Mr. Desmond serves as the Nominating Committee Chair. The Nominating Committee evaluates the size and composition of the Board, identifies and screens independent director candidates for appointment to the Board and submits final recommendations to the full Board for approval, reviews independent director compensation and expense reimbursement policies, and reviews memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of directors. The Nominating Committee met one time during the fiscal year ended December 31, 2025.

Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as a director, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Director is in the best interests of the Company. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Directors. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected.

The Board has designated the Adviser as the Valuation Designee to perform the fair value determinations, who will carry out these functions for some or all of each Fund’s investments. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Funds’ fair value determinations. The Valuation Designee is responsible for performing fair value determinations relating to fund investments and certain other risk assessments, testing, evaluations, and reporting. Fair value determinations are required for securities: (i) for which market quotations are not readily available (or for which market quotations are deemed unreliable); or (ii) for which, in the judgment of the Valuation Designee, the value does not represent a fair value of the security. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, accountants, or counsel; it also may consult the Fair Value Committee (described below). The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

To carry out the responsibility to determine the fair value of any securities or other assets for which market quotations are not readily available at a valuation time, the Board has approved the Valuation Designee’s use of a fair valuation pricing committee (the “Fair Value Committee”), to assist in making fair value determinations. The Fair Value Committee consists of the following standing members: (a) the Funds’ Treasurer or designee, (b) a representative of Ultimus, typically from the Accountant, and (c) on an ad hoc basis at a particular valuation time for which a fair value or fair valuation method is being determined for a Fund, a representative of the investment Adviser, who may be the Valuation Designee. The Fair Value Committee, at its discretion, may also include the Funds’ Chief Compliance Officer as a non-voting member.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, officers and service providers, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Energy Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Board; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Energy Fund, to review and discuss the activities of the Energy Fund and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Company to test the compliance procedures of the Energy Fund and the service providers.

Security and Other Interests

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each director in the Energy Fund as of December 31, 2025.

Name of Director	David Lerner	Daniel Lerner	John Desmond	Phillip Thune	David Feinblatt
Energy Fund	Over $100,000	Over $100,000	None	None	$10,001 - $50,000
All Registered Investment Companies Overseen by Director within the Spirit of America Investment Funds	Over $100,000	Over $100,000	None	None	Over $100,000

With respect to the Directors who are not “interested persons” of the Company as defined in the 1940 Act, as of December 31, 2025, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Company.

Compensation

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. For the fiscal year ended December 31, 2025, each Director of the Company who is not an affiliated person of the Adviser or Distributor receives a quarterly retainer of $6,000; $1,500 for each quarterly Board meeting attended; $500 for each committee meeting attended, and $500 for each special Board meeting attended, plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. Beginning in November 2025, Allen Kaufman and Stanley Thune will each receive four quarterly payments of $2,500 for compensation as Director Emeritus. The Company does not compensate the officers for the services they provide. There are no directors’ fees paid to affiliated directors of the Company. For the year ended December 31, 2025, the Company paid $24,000 for the Chief Compliance Officer fee, of which $7,343 was allocated to the Energy Fund. In addition, David Lerner Associates, Inc., a registered broker-dealer affiliated with the Adviser and the Energy Fund’s Distributor, did not receive any brokerage commissions for the year ended December 31, 2025.

The table below sets forth the compensation paid to the directors of the Company for the fiscal year ended December 31, 2025. No pension or retirement benefits are accrued or paid to the directors of the Company upon retirement.

Name of Director	Aggregate Compensation from Energy Fund(1)	Total Compensation from Spirit of America Investment Funds Paid to Directors(2)
David Lerner	$0	$0
Daniel Lerner	$0	$0
Allen Kaufman	$9,074	$28,000(3)
Stanley Thune	$9,074	$28,000(3)
John Desmond	$10,778	$34,000
Phillip Thune	$2,413	$8,500
David Feinblatt	$2,413	$8,500

(1)	Director fees and expenses are allocated among all of the Spirit of America Investment Funds comprising the Company. For the fiscal year ended December 31, 2025, the director fees and expenses were allocated to each Fund as follows: $13,691 to the Real Estate Fund, $36,479 to the Value Fund, $5,313 to the Municipal Tax Free Bond Fund, $11,105 to the Income Fund, $6,659 to the Utilities Fund and $36,431 to the Energy Fund.
(2)	These figures represent the annual aggregate compensation paid by the Spirit of America Investment Funds for the fiscal year ended December 31, 2025.
(3)	Includes Director Emeritus compensation of $2,500.

Elimination of the Sales Load

The officers and present and former directors of the Energy Fund may purchase Class A Shares of the Fund at NAV (i.e. without any initial sales charge).

Code of Ethics

The Company, the Adviser and the Distributor have adopted a joint Code of Ethics under Rule 17j-1 under the 1940 Act. The Code of Ethics permits but restricts the investing activities of the Energy Fund’s officers and directors and personnel of the Distributor and Adviser in an effort to prevent deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Energy Fund.

Policy for Voting Proxies

The Board has delegated to the Adviser the responsibility to vote proxies of companies held in the Energy Fund’s portfolio according to the Company’s Proxy Voting Policies and Procedures. It is the policy of the Energy Fund to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Energy Fund and its shareholders. Thus, the Energy Fund generally votes in line with management’s recommendations, as the Energy Fund believes that management of such portfolio companies has its shareholders’ best interests in mind. However, in cases where there is strong evidence that the portfolio company’s proxy proposal is not in the interest of the Energy Fund or its shareholders, the Fund will vote against management’s recommendations.

In the event that a conflict arises between the interests of the Energy Fund’s shareholders and those of the Adviser, the Distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, the Adviser will contact an independent director of the Energy Fund. The Adviser will disclose the conflict of interest to such independent director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the independent director’s consent to voting in such manner. In the event the independent director determines not to consent to such proposed manner of voting, the Adviser will vote the proxy in the manner directed by the independent director.

Upon receiving proxy materials on behalf of the Energy Fund, the Energy Fund’s portfolio manager reviews all issues up for a vote, votes such proxies in accordance with the Proxy Voting Policies and Procedures, and submits them to the issuer in a timely manner.

Information regarding how the Energy Fund voted proxies relating to portfolio securities for the 12-month period ended June 30th is available without charge by calling (800) 452-4892, by sending an email request to Fulfillment@ultimusfundsolutions.com, by visiting the Fund’s website at www.soafunds.com, and on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 4, 2026, the officers and directors, as a group, owned beneficially less than 1.00% of each of the Class A Shares and Class C Shares of the Energy Fund.

As of March 4, 2026, the David Lerner Revocable Trust, David Lerner, Trustee of the aforementioned Trust, and Director of the Company, owned beneficially 100% of the Institutional Shares of the Energy Fund.

As of March 4, 2026, no organizations or individuals held of record or beneficially 5% or more of the shares of the Class A Shares of the Energy Fund.

As of March 4, 2026, the following organizations or individuals held of record or beneficially 5% or more of the C Shares of the Energy Fund:

C Shares
Name and Address	Percent of Ownership	Nature of Ownership
RBC Capital Markets LLC/ Shandel I Strasberg Jaco Strasberg JT TEN/WROS 3 Jonathan Place Spring Valley, NY 10977-2109	6.05%	Record

RBC Capital Markets LLC/ Sarathi Roy Arpita De JT TEN/WROS 7 Cedargate Lane Wesport, CT 06880-3759	5.80%	Record

C Shares
Name and Address	Percent of Ownership	Nature of Ownership
RBC Capital Markets LLC/ Eileen M Simon IRA RBC Capital Markets LLC Customer 6 Pittsford Way Nanuet, NY 10954-3518	6.02%	Record

Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Mr. David Lerner is the sole shareholder, director and controlling person of the Adviser. Therefore, Mr. Lerner is an affiliated person of the Energy Fund and the Adviser.

The Company employs the Adviser to manage the investment and reinvestment of the assets of the Energy Fund, to determine in its discretion the assets to be held uninvested, to provide the Company with records concerning the Adviser’s activities which the Company is required to maintain, and to render regular reports to the Energy Fund’s officers and Board concerning the Adviser’s discharge of the foregoing responsibilities. The annual advisory fee payable by the Energy Fund is 0.95% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

INFORMATION ABOUT PORTFOLIO MANAGER

Other Accounts Managed

As of November 30, 2025, the Portfolio Manager does not provide portfolio management for any other mutual funds (series) or pooled investment vehicles that are not a series of the Company. Since October 11, 2018, the Portfolio Manager has provided portfolio management for SOA Premier Assets (“SOA Premier”), an SEC-registered retail investment adviser, which is not a series of the Spirit of America Investment Funds. In addition, the Portfolio Manager manages two additional mutual fund (series) and serves as Co-Portfolio Manager of two additional mutual funds (series) within the Spirit of America Investment Funds complex. Neither the Adviser nor SOA Premier charges investment advisory fees based on the performance of the series they manage.

Description of Compensation

The Portfolio Manager’s compensation consists of a fixed base salary and a bonus which is based on the sale of shares of all of the Funds, the increase in value of all of the Funds and under certain conditions, a percentage of the income earned by the Adviser for its management of all of the Funds.

Potential Conflicts of Interest

The management of multiple funds may give rise to potential conflicts of interest if the funds have different objectives, benchmarks, time horizons and fees. The Portfolio Manager may be required to allocate time and investment ideas across multiple funds. The Portfolio Manager may execute transactions for a fund that may adversely impact the value of securities held by another fund. Securities selected for one fund may outperform the securities selected for another fund. The Portfolio Manager’s management of his personal accounts may also give rise to potential conflicts of interest.

The Portfolio Manager of the Energy Fund, Douglas Revello, is also the Portfolio Manager of the Spirit of America Large Cap Value Fund and the Spirit of America Real Estate Income and Growth Fund, and serves as the Co-Portfolio Manager of both the Spirit of America Municipal Tax Free Bond Fund and the Spirit of America Income Fund. Conflicts of interest may arise because Mr. Revello has day-to-day management responsibilities with respect to all of these Funds. Mr. Revello also provides portfolio management for SOA Premier strategies which, among other things, offers investments that invest in mutual funds and ETFs. These potential conflicts include:

Limited Resources. The Portfolio Manager cannot devote his full time and attention to the management of each of the accounts that he manages. Accordingly, the Portfolio Manager may be limited in his ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Manager were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Different Investment Strategies. The accounts managed by the Portfolio Manager have differing investment strategies. If the Portfolio Manager determines that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Manager may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Selection of Brokers. The Portfolio Manager selects the brokers that execute securities transactions for the accounts that he supervises. In addition to executing trades, some brokers provide the Portfolio Manager with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Manager’s decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that he manages, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Conflicts of Interest

Where conflicts of interest arise between the Energy Fund and other accounts managed by the Portfolio Manager, the Portfolio Manager will use good faith efforts so that the Energy Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for other accounts overseen by the Portfolio Manager.

Ownership of Securities

The following table sets forth the dollar range of Energy Fund shares beneficially owned by the Portfolio Manager as of December 31, 2025.

Fund	Douglas Revello
Energy Fund	$1 - $10,000

Principal Distributor

David Lerner Associates, Inc. is located at 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006. Mr. David Lerner, the founder of the Distributor, is also the sole shareholder and director of the Adviser and an affiliated person of the Company and the Distributor. The shares of the Energy Fund are offered continuously.

Distribution and Service Plans

The Energy Fund has adopted a Rule 12b-1 Plan (the “Plan”) with respect to its Class A Shares and Class C Shares.

The Plan provides that the Distributor may use the fees paid by the Energy Fund under the Plan (“12b-1 fees”) to finance the distribution of the Fund’s shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to brokers, dealers and others.

The Plan is characterized as a compensation plan because the distribution and service fees will be paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The Plan provides that the Distributor will use the 12b-1 fees received from the Energy Fund for expenses incurred in the promotion and distribution of the shares of the Fund. 12b-1 fees received from the Energy Fund will not be used to pay any interest expenses, carrying charges or other financing costs of the Distributor.

The Energy Fund’s Class A Shares are not obligated under its Plan to pay any 12b-1 fees in excess of an annual rate of 0.25% of its average daily net assets. All expenses of distribution and marketing in excess of the maximum amounts permitted by the Plan per annum will be borne by the Distributor.

With respect to the Energy Fund’s Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents 12b-1 fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

The Energy Fund intends to operate the Plan in accordance with its terms and in accordance with the rules of FINRA concerning sales charges.

The fees paid to the Distributor under the Plan are subject to annual review and approval by the Energy Fund’s independent directors who have the authority to reduce the fees or terminate the Plan at any time. All payments made pursuant to the Plan shall be made for the purpose of selling shares issued by the Energy Fund or servicing shareholder accounts.

Under the Plan, the Distributor reports the amounts expended under the Plan and the purposes for which such expenditures were made, to the directors of the Fund for their review on a quarterly basis. Also, the Plan provides that the selection and nomination of future independent directors are committed to the discretion of such independent directors then in office. Such independent directors must comprise a majority of the Board and those independent directors shall select and nominate any other independent directors of the Company. Additionally, any person who acts as legal counsel for the independent directors of the Company is an independent legal counsel as defined in Rule 0-1(a)(6) under the 1940 Act.

The Adviser may from time to time make payments for distribution services to the Distributor from its own funds or such other resources as may be permitted by rules of the SEC. The Distributor may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

In the event that the Plan is terminated or not continued, no Fund or class of shares would owe any distribution fees (other than current amounts accrued but not yet paid) to the Distributor.

David Lerner is the Founder of the Distributor and he is an interested person of the Energy Fund. Daniel Lerner is an interested person of the Fund.

The Plan was adopted because of its anticipated benefit to the Energy Fund. These anticipated benefits include: increased promotion and distribution of the Energy Fund’s shares, an enhancement in the Energy Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Energy Fund, and, to the extent that assets remain invested in the Energy Fund, greater flexibility in achieving investment objectives.

The following chart indicates the principal type of activities for which 12b-1 fees were used for the fiscal periods ended as follows:

Fiscal Year Ended	Total 12b-1 Fees Paid to Distributor	Payments for Advertising	Payments for Printing and Mailing	Payments for Compensation to Broker- Dealers
November 30, 2023	$557,683(1)	$0	$5,307	$520,719
November 30, 2024	$551,142(2)	$0	$4,819	$507,973
November 30, 2025	$450,312(3)	$0	$2,992	$430,047

(1)	The amount reported for 12b-1 fees paid to the Distributor for the fiscal year ended November 30, 2023, represents $535,994 paid on Class A Shares and $21,689 paid on Class C Shares.
(2)	The amount reported for 12b-1 fees paid to the Distributor for the fiscal year ended November 30, 2024, represents $530,403 paid on Class A Shares and $20,739 paid on Class C Shares.
(3)	The amount reported for 12b-1 fees paid to the Distributor for the fiscal year ended November 30, 2025, represents $434,553 paid on Class A Shares and $15,759 paid on Class C Shares.

The table below sets forth the aggregate amounts of sales charges paid by shareholders for the fiscal years ended as indicated.

November 30, 2023
Aggregate Amount Paid	Amount Received by Distributor
$1,474,495	$1,474,495

November 30, 2024
Aggregate Amount Paid	Amount Received by Distributor
$656,087	$656,087

November 30, 2025
Aggregate Amount Paid	Amount Received by Distributor
$489,292	$489,292

Fiscal Year Ended	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases
November 30, 2025	$46,898	$0

CDSC fees collected for the fiscal year ended November 30, 2025 were $18 for Class A Shares and $6 for Class C Shares.

Administrative Services Agent, Fund Accountant and Transfer Agent

Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides the back office services for the Energy Fund. The services include the day-to-day administration of matters necessary to the Energy Fund’s operations, maintenance of records and books, preparation of reports and compliance monitoring.

Ultimus also serves as the accounting agent for the Energy Fund and maintains the accounting books and records of the Fund, calculates the Fund’s NAVs in accordance with the provisions of the Fund’s current Prospectus and prepares for the Fund’s approval and use various government reports, tax returns, and proxy materials.

Ultimus serves as the Energy Fund’s transfer agent and maintains the records of each shareholder’s account, answers shareholder inquiries, processes purchases and redemptions and acts as dividend disbursing agent.

The fees paid paid to Ultimus by the Energy Fund were as follows:

Fiscal Year Ended	Accounting & Administration Fee Paid	Transfer Agent Fees
November 30, 2023	$155,903	$63,869
November 30, 2024	$167,394	$57,012
November 30, 2025	$155,914	$47,878

Custodian

The Argent Institutional Trust Company (“Argent”) is custodian of the Energy Fund’s assets pursuant to a custodian agreement. Effective in March 2026, Huntington National Bank (“HNB”) assigned its custodial responsibilities under the Custody Agreement with the Company to Argent. At the time of the assignment, Argent began acting as custodian on behalf of the Funds. Argent is subject to the terms and conditions set forth in the Custody Agreement between the Trust and HNB. Argent is located at 500 E Reynolds Drive, Ruston, Louisiana 71270. Under the custodian agreement, Argent: (i) maintains a separate account or accounts in the name of the Energy Fund, (ii) holds and transfers portfolio securities on account of the Energy Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Energy Fund, (iv) collects and receives all income and other payments and distributions on account of the Energy Fund’s securities and (v) makes periodic reports to the directors concerning the Energy Fund’s operations.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP has been selected to serve as the independent registered public accounting firm for the Energy Fund for the fiscal year ending November 30, 2026. As independent registered public accounting firm for the Energy Fund, Tait, Weller & Baker LLP reviews the financial statements of the Energy Fund contained in the Fund’s annual reports. Upon completion of this review, Tait, Weller & Baker LLP issues an opinion with regard to the financial statements.

Shareholder Reports and Inquiries

The Energy Fund issues unaudited financial information semi-annually and audited financial statements annually, which, along with the Energy Fund’s most recent annual and semi-annual reports, are available for download at the Fund’s website (www.soafunds.com) or by calling (800) 452-4892. Shareholder inquiries should be addressed to the Energy Fund c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246. Purchase and redemption transactions should be made through Ultimus by calling (800) 452-4892.

HOW TO PURCHASE SHARES

General

The Energy Fund’s Class A Shares are sold at the NAV next determined after the Company’s transfer agent, Ultimus (the “Transfer Agent”), receives an order plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $25,000 or more. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed at the time of redemption on shares that were purchased within one year of the redemption date where an indirect commission was paid. The minimum initial investment for Class A Shares and Class C Shares of the Fund is $500; the minimum subsequent investment is $50. See “Distribution Arrangements” in the Prospectus for more complete information.

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Institutional Shares are sold without an initial front-end sales charge and are not subject to a deferred sales charge. The minimum initial investment for Institutional Shares is $100,000; the minimum subsequent investment is $10,000.

Purchase orders for shares of the Energy Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares or any agreements to maintain assets in the Energy Fund.

Reduction of Sales Charges on Class A Shares

If you qualify for a reduction or waiver of Class A Shares’ sales charges, you must notify the Energy Fund’s Transfer Agent, your financial adviser or other intermediary at the time of purchase and you also must provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by the current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Energy Fund’s Transfer Agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares or the Funds held in (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under age 21). You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver.

Investors may be able to reduce or eliminate front-end sales charges on Class A Shares through one or more of the following methods:

●	A larger investment. The sales charge decreases as the amount of your investment increases, as described above.

●	Rights of accumulation. To qualify for the reduced Class A Shares sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”)], a trust established by you or a family member as grantor, and those family members living at the same address can add the current value of any Class A Shares in all Spirit of America Funds that you currently own or are currently purchasing to the value of your Class A Shares purchase. You must notify your investment adviser, the Fund’s Transfer Agent or other intermediaries, at the time of purchase, of your intent to qualify for this reduction and provide any required evidence showing that you qualify. Rights of accumulation breakpoints are calculated based on the greater of cost or current market value (NAV). Cost is defined as: Gross purchases plus reinvested dividends minus redemptions.

●	Letter of Intent discount. If you declare in writing that you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”)] and those family members living at the same address intend to purchase at least $25,000 in Class A Shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can combine your purchase of Class A Shares of any of the Spirit of America Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

RETIREMENT PLANS

The Energy Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Energy Fund has available forms of such plans pursuant to which investments can be made in the Fund. Persons desiring information concerning these plans should contact David Lerner Associates, Inc. at (516) 921-4200, or write to:

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

Traditional Individual Retirement Account (“IRA”)

Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA.

Roth IRAs

The Taxpayers Relief Act of 1997 created the Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder’s taxable income. The contribution limits for 2023 are $6,500 annually if under age 50 and $7,500 if age 50 and over. Certain income phase-outs apply.

Coverdell Education Savings Account

Formerly known as the Education IRA, the Coverdell Education Savings Account was created with the passage of the Economic Growth and Tax Relief Reconciliation Act of 2001. Funds can be used for primary and secondary education expenses with tax-free withdrawals for qualified education expenses. Total contributions may not exceed $2,000 per beneficiary.

Employer-Sponsored Qualified Retirement Plans

Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans (“qualified plans”), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

Simplified Employee Pension Plan (“SEP”)

Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(b)(7) Retirement Plan

Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

Distributions from retirement plans are subject to certain Internal Revenue Code of 1986 (the “Code”) requirements in addition to normal redemption procedures. For additional information please contact the Distributor.

HOW TO REDEEM SHARES

You may redeem your shares of the Energy Fund on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

General Redemption Information

The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one to three business days;

●	For payment by wire or ACH, the Fund typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Energy Fund will mail the redemption proceeds as soon as the purchase check clears, which may take up to fifteen calendar days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

The Energy Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Energy Fund’s shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of any fund not reasonably practicable.

Redemption proceeds sent by check by the Energy Fund and not cashed within 180 days of the redemption date will be reinvested in the applicable class of shares at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Energy Fund.

Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.

The Energy Fund has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. The Energy Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Adviser, result in the need for the Energy Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Energy Fund. The Energy Fund has reserved the right, in whole or in part, to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). Under these conditions, a Fund might pay all or part of redemption proceeds in liquid securities with a market value equal to the value of the Fund shares being redeemed. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Trust’s approved pricing agents. If the Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. See “Pricing Fund Shares” in the Energy Fund’s prospectus. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Minimum Balances

Due to the relatively high cost of maintaining smaller accounts, the Energy Fund reserves the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 for Class A Shares and Class C Shares and less than $100,000 for Institutional Shares as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Exchange of Shares

You are permitted to exchange your Class A Shares of the Energy Fund for Class A Shares of another Fund offered by the Company, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for Federal Income tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Class C Shares of the Energy Fund may be exchanged for Class C Shares of any other Fund in the Company offering such shares. Institutional Shares of the Energy Fund may be exchanged for Institutional Shares of any other Fund in the Company offering such shares.

NET ASSET VALUE

The NAV per share for the Energy Fund is computed by adding the value of the Energy Fund’s investments, cash and other assets attributable to the Fund, deducting liabilities of the Fund and dividing the result by the number of shares outstanding. The public offering price is the Energy Fund’s NAV plus the applicable sales charge.

Portfolio securities are valued and NAV per share is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.

The Energy Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Securities for which the primary market is the NASDAQ will be valued at the NASDAQ official closing price. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data.

Fund securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Designee under procedures approved by the Board. Other assets, such as receivables, are valued at their book value, unless the Valuation Designee determines that they should be valued on another basis.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Energy Fund intends to declare and pay a fixed rate semi-annual distribution (May and November) to shareholders. To the extent such distributions exceed the Fund’s current and accumulated earnings and profits, a portion of such distribution is expected to be characterized as return of capital distributions generated from the Fund’s holdings. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. Return of capital distributions will generally not be taxable to a shareholder for U.S. federal income tax purposes to the extent of the shareholder’s tax basis in the shareholder’s shares in the Fund, however, such distributions will reduce the shareholder’s tax basis in the shareholder’s shares in the Fund (but not below zero), which could result in the shareholder having to pay higher taxes in the future when shares are sold, even if the shareholder sells the shares at a loss from the shareholder’s original investment. Income dividends and capital gains distributions are generally taxable to the shareholder whether received in cash or reinvested in shares for U.S. federal income tax purposes. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.

The Energy Fund anticipates that a significant portion of its distributions to shareholders will consist of a tax-free return of capital with respect to an investor’s principal investment for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits, as determined for U.S. federal income tax purposes and does not exceed such shareholder’s adjusted tax basis in the shares. To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain if the shares are held as capital assets. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year. Unless requested otherwise by you, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

Each dividend and distribution, if any, declared by the Energy Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate NAV as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request. An election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of distributions.

If you buy shares of the Fund just before the Fund deducts a distribution, you will pay full price for the shares and then receive a portion of the price back as a taxable distribution from its NAV.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes

The following is a general discussion of certain material U.S. federal income tax consequences relating to the purchase, ownership, and disposition of shares of the Fund by U.S. Holders (as described below) who hold their shares as capital assets (as defined for U.S. federal income tax purposes). For purposes of this discussion, a “U.S. Holder” means a beneficial owner shares that is any of the following for U.S. federal income tax purposes:

●	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;
●	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of the Fund’s shares that is not a U.S. Holder.

This summary is for general information purposes only and is not exhaustive of all of the U.S. federal income tax considerations that may be relevant to a decision to purchase shares in the Fund. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code by the U.S. Treasury Department (including final proposed and temporary regulations (the “Treasury Regulations”)), rulings, current administrative interpretations, and official pronouncements by the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, including possibly with a retroactive effect. Such changes could materially and adversely affect the tax consequences to a holder described below. No assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. We cannot predict whether, when, or to what extent U.S. federal tax laws, regulations, interpretations, or rulings will be issued.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Holder is:

●	a dealer in securities or currencies;

●	a financial institution;

●	a regulated investment company;

●	a real estate investment trust;

●	an insurance company;

●	a tax-exempt organization;

●	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

●	a trader in securities that has elected the mark-to-market method of accounting for its securities;

●	a person liable for alternative minimum tax;

●	a partnership or other pass-through entity for U.S. federal income tax purposes; or

●	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A holder of shares in a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

Taxation as a Regulated Investment Company

The Energy Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund will not have to pay corporate-level federal income taxes on any income that the Fund distributes to its stockholders from its earnings and profits, as determined for U.S. federal income tax purposes. To qualify for and maintain its qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

If the Energy Fund:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement,

then it will not be subject to federal income tax on the portion of its income that it distributes (or is deemed to distribute) to stockholders. The Energy Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders.

The Energy Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending on October 31 during that calendar year and (3) any income recognized, but not distributed, in preceding years and on which it paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. The Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Energy Fund, among other things must:

●	continue to qualify under the 1940 Act at all times during each taxable year;

●	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to its business of investing in such stock or securities, or the 90% Income Test; and

●	diversify its holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

●	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. As a result, it may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices that would not be considered advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Failure to Qualify as a RIC

If the Energy Fund were unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required, and any distributions to the extent of current or accumulated earnings and profits would be taxable to its stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction with respect to such distributions. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of (and in reduction of) the stockholder’s tax basis (but not below zero), and any remaining distributions would be treated as a capital gain.

MLP Equity Securities

The Fund invests in securities and other assets of energy and energy related companies, including MLPs, equity securities, fixed income securities, open-end and closed-end investment companies, ETFs and certain private equity and debt investments as described in this SAI (and in the Prospectus). MLPs are generally treated as partnerships for U.S. federal income tax purposes. However, these entities could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

If the MLPs are taxed as partnerships, the MLPs will be taxed differently from corporations for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay U.S. federal income tax on such dividends. For this reason, corporate income is essentially taxed at two levels. MLPs, in contrast, are generally taxed as partnerships for U.S. federal income tax purposes if they meet the income requirements discussed above. In such case, no U.S. federal income tax would be imposed at the MLP entity level. A partnership’s items of taxable income, gain, loss, deductions and credits are generally allocated among all the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed only at one level—the partner level.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent the amount of the distribution does not exceed the partner’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the partner’s tax basis in its MLP interest.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each MLP, whether or not the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will increase the taxable income of the Fund and the amount required to be distributed by the Fund to satisfy the Annual Distribution Requirement and Excise Tax Avoidance Requirement. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income, the Fund’s allocable share of the MLPs’ tax-exempt income, and the Fund’s allocable share of the MLP’s debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses, the Fund’s allocable share of the MLP’s non-deductible expenses, reductions in the Fund’s allocable share of the MLP’s debt (if any) and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in the MLP, such distribution will reduce the Fund’s tax basis and thus increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund or on a subsequent distribution by the MLP to the Fund.

Taxation of Distributions

The gross amount of distributions by the Fund in respect of shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such U.S. Holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year.

Distributions by the Fund of net capital gain (which is generally long-term capital gains in excess of net short-term capital losses) properly designated by the Fund as “capital gain dividends” generally are taxable to U.S. Holders as long-term capital gain, to the extent of the Fund’s current or accumulated earnings and profits, regardless of the length of time the shares of the Fund have been held by such U.S. Holders.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its shareholders for U.S. federal income tax purposes, although no assurance can be given in this regard.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable U.S. Holder on his or her or its federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by U.S. Holders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the U.S. Holder and are also subject to these reporting requirements.

Taxation of Sales, Exchanges or Other Dispositions

A U.S. Holder will generally recognize taxable gain or loss on any sale, exchange or other disposition of shares in an amount equal to the difference between the amount realized for the shares and the U.S. Holder’s adjusted tax basis in such shares. Generally, a U.S. Holder’s adjusted tax basis in the shares will be equal to the cost of the U.S. Holder’s shares, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be long-term capital gain or loss provided that the U.S. Holder held the shares for more than one year at the time of disposition. It is possible that a return of capital could cause a U.S. Holder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Net Investment Income Tax

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Net Investment Income Tax to your ownership and disposition of shares of the Fund.

Information Reporting and Backup Withholding

Generally, information reporting requirements will apply to distributions on our common shares or proceeds on the disposition of our common shares or warrants paid within the U.S. (and, in certain cases, outside the U.S.) to U.S. Holders. Such payments will generally be subject to backup withholding tax at the rate of 24% if: (a) a U.S. Holder fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number to the payor (generally on Form W-9), as required by the Code and Treasury Regulations, (b) the IRS notifies the payor that the U.S. Holder’s taxpayer identification number is incorrect, (c) a U.S. Holder is notified by the IRS that it has previously failed to properly report interest and dividend income, or (d) a U.S. Holder fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Dividends paid to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Holder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Holder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Holder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Holder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements.

Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Fund. Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Payments to Foreign Financial Institutions

The Foreign Account Tax Compliance Act (“FATCA”)generally provides that a 30% withholding tax may be imposed on payments of U.S. source income, such as U.S. source interest and dividends, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury regulations are issued.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are generally subject to U.S. federal income tax on unrelated business taxable income (“UBTI”). Because the Fund is treated as a corporation for U.S. federal income tax purposes, an owner of shares will not report on its federal income tax return any items of income, gain, loss, deduction and credit that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor generally should not have UBTI attributable to its ownership, sale or the redemption of any Fund shares unless its ownership of shares is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Other Taxation

The Fund’s shareholders may be subject to state, local and foreign taxes on its distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A SHAREHOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

Prior to the passing of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, net operating losses (“NOLs”) were subject to the Tax Cuts and Jobs Act (TCJA) but are now governed under the CARES Act. Under the CARES Act, NOLs arising in tax years beginning after December 31, 2017, and before January 1, 2021 may be carried back five tax years and carried forward twenty years. Since the enactment of the TCJA, NOLs generally could not be carried back but could be carried forward indefinitely. Further, the TCJA limited NOL absorption to 80% of taxable income. The CARES Act temporarily removes the 80% limitation, reinstating it for tax years beginning after December 31, 2020. In general, the Fund’s NOL carryforwards from taxable years in which it was a “C” corporation for U.S. federal income tax purposes cannot offset its taxable income or gains as a RIC, provided, however, that such NOL carryforwards may be available to offset net “built-in gain” (i.e., where an asset’s fair market value as of the effective date of the RIC election exceeded such asset’s tax basis) recognized, if any, during the five-year period beginning on the effective date of the RIC election.

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years. During the fiscal year ended November 30, 2025, the Fund utilized $25,933,659 of available short-term capital loss carryforwards and $53,943,966 of available short-term capital loss carryforwards expired. At November 30, 2025, for federal income tax purposes and the treatment of distributions payable, the Fund had $7,445,727 of short-term capital loss carryforwards available to offset future gains, to the extent provided by the Treasury regulations.

Cost Basis Information

The Energy Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired by you where the cost basis of the shares is known by the Fund (referred to as “covered shares”). However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Energy Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Energy Fund will calculate it using the Fund’s default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Energy Fund’s available cost basis reporting methods, including the default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Energy Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Energy Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method at the time of the initial purchase into your account, the default method will be applied to your covered shares. The Energy Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Energy Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

BROKERAGE AND PORTFOLIO TRANSACTIONS

The Adviser has the responsibility for allocating the Energy Fund’s brokerage orders and may direct orders to any unaffiliated broker. It is the Adviser’s general policy to seek to execute securities transactions in such a manner that the total cost or proceeds in each transaction is the most favorable, taking into account such factors as the price (including the applicable brokerage commission or spread), size of order, the difficulty of execution and the full range and quality of a broker-dealer’s services. In the purchase and sale of over-the-counter securities, it is the Adviser’s policy to use the primary market makers except when a better price can be obtained by using a broker. The brokers selected for trades will be regularly evaluated and monitored for performance and execution quality by the Adviser. While the Adviser generally seeks reasonably competitive spreads or commissions, payments of the lowest spread or commission are not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

The Adviser is authorized by the Energy Fund to direct portfolio transactions to broker-dealers who may provide bona fide research and other services in the execution of orders. The use of broker-dealers who may supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions although, the extent to which commissions may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Energy Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with potential advisory clients other than the Fund.

The Energy Fund has a Directed Brokerage Policy adopted pursuant to Rule 12b-1(h) under the 1940 Act. The policy ensures that the Energy Fund’s selection of broker-dealers is not impacted by considerations about the sale of Fund shares. The policy is designed to prevent persons accountable for selecting broker-dealers from taking broker-dealer promotional or sales efforts into consideration as part of the selection process and to prevent the Energy Fund, its adviser, or its distributor from entering into an agreement under which the Fund directs brokerage transactions (or revenue generated by those transactions) to a broker-dealer to pay for distribution of the Fund’s shares. Currently, there are no outside brokers selling Fund shares. The Energy Fund paid brokerage commissions according to the chart below:

Fund Name	Fiscal Year Ended November 30, 2025	Fiscal Year Ended November 30, 2024	Fiscal Year Ended November 30, 2023
Energy Fund	$24,816	$26,024	$28,319

No brokerage commissions were paid by the Funds to an affiliated broker-dealer (i.e. the Distributor) during the fiscal year ended November 30, 2025.

As of November 30, 2025, the Energy Fund did not hold securities of its regular brokers or dealers.

CAPITAL STOCK

The Company currently has six series: the Real Estate Fund, the Value Fund, the Municipal Tax Free Bond Fund, the Income Fund, the Utilities Fund, and the Energy Fund. The authorized capital stock of the Real Estate Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Value Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Municipal Tax Free Bond Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Income Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Utilities Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Energy Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. Under Maryland law, the Funds’ directors may increase the number of authorized shares without shareholder approval. Each Fund currently offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Spirit of America Investment Funds, when issued, are fully paid and non-assessable. Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. A shareholder in any of the Spirit of America Investment Funds will be entitled to his or her pro rata share with other holders of shares of all dividends and distributions arising from that Fund’s assets and, upon redeeming shares, will receive the then current NAV of the appropriate Spirit of America Investment Fund represented by the redeemed shares.

Under Maryland law, the Spirit of America Investment Funds are not required, and do not intend, to hold annual meetings of shareholders unless, under certain circumstances, they are required to do so under the 1940 Act. Shareholders of 10% or more of any Fund’s outstanding shares may request that a special meeting be called to consider the removal of any directors.

The directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the directors in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of the State of Maryland. Generally, shares of all series would vote as a single series on matters, such as the election of directors, that affected both portfolios in substantially the same manner. As to matters affecting each series differently, such as approval of an advisory agreement and changes in investment policy, shares of each series vote separately. Only shareholders of a particular class may vote on matters related solely to that class, including the Plan associated with that class. Procedures for calling a shareholders’ meeting for the removal of directors of a Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund.

Shares are freely transferable, are entitled to dividends as determined by the directors, and, in liquidation of any Fund, are entitled to receive the net assets of the appropriate Fund.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the Energy Fund included in the Fund’s most recent Form N-CSR filing for the fiscal year ended November 30, 2025, including the notes thereto, are incorporated herein by reference. The annual financial statements have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, for the fiscal year ended November 30, 2025. The report of Tait, Weller & Baker LLP is included in the Fund’s Form N-CSR filing. Please turn to the front cover of this SAI to find out how you can obtain a copy of the financial statements.

 Part C — OTHER INFORMATION

Item 28.	Exhibits.

(a)	(i)	Articles of Incorporation - incorporated by reference to the Spirit of America Investment Fund, Inc. (the “Registrant”) Initial Registration Statement on Form N-1A, file number 333-27925, filed May 28, 1997.

(ii)	Articles Supplementary dated February 26, 2001 – incorporated by reference to Post-Effective Amendment No. 5, filed February 28, 2002.

(iii)	Articles Supplementary dated July 16, 2002 – incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

(iv)	Articles of Amendment dated July 16, 2002 – incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

(v)	Articles of Amendment dated June 19, 2006 – incorporated by reference to Post-Effective Amendment No. 14, filed June 19, 2006.

(vi)	Articles Supplementary dated September 24, 2007 – incorporated by reference to Post-Effective Amendment No. 16, filed December 14, 2007.

(vii)	Articles Supplementary dated December 18, 2008 – incorporated by reference to Post-Effective Amendment No. 22, filed April 30, 2009.

(viii)	Articles Supplementary dated July 10, 2014 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(ix)	Articles Supplementary dated July 10, 2014 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(x)	Articles Supplementary dated March 24, 2016 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xi)	Articles Supplementary dated March 30, 2020 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xii)	Articles Supplementary dated January 26, 2023 – incorporated by reference to Post-Effective Amendment No. 76, filed March 30, 2023.

(b)	By-Laws - incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A, file number 333-27925, filed May 28, 1997.

(c)	Not Applicable

(d)	(i)	Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant - incorporated by reference to Registrant’s Pre- Effective Amendment No.1, filed December 18, 1997.

(ii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(iii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(iv)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp and the Registrant dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(vii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant dated January 24, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(e)	(i)	Underwriting Agreement between David Lerner Associates Inc. and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(ii)	Amendment to Underwriting Agreement dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(iii)	Amendment to Underwriting Agreement dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(iv)	Sub-Distribution Agreement between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and Registrant dated March 31, 2017 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(v)	Sub-Distribution Agreement between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and Registrant dated February 1, 2019 – incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed March 29, 2019.

(vi)	Amendment to Underwriting Agreement dated January 24, 2023 between David Lerner Associates Inc. and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(vii)	Amendment to Sub-Distribution Agreement dated January 24, 2023 between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(viii)	Sub-Distribution Agreement between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and Registrant dated July 1, 2025 – filed herewith.

(f)	Not Applicable

(g)	(i)	Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective No. 6, filed on May 24, 2002.

(ii)	First Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective Amendment No. 18, filed April 29, 2008.

(iii)	Second Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective Amendment No. 18, filed April 29, 2008.

(iv)	Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v)	Custody Agreement between Huntington National Bank and Registrant dated September 1, 2012 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi)	Amendment to Appendix B to Custody Agreement – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vii)	Amendment to Appendix B to Custody Agreement between Huntington National Bank and Registrant dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(viii)	Amendment to Appendix B to Custody Agreement between The Huntington National Bank and Registrant dated January 24, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(h)	(i)	Administration and Accounting Services Agreement between BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(ii)	Transfer Agency Services Agreement between BNY Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(iii)	FIN 48 Tax Services Agreement between BNY Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(iv)	Operating Expenses Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 1, filed December 18, 1997.

(v)	Amendment to Operating Expenses Agreement – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(vi)	Amendment to Operating Expenses Agreement – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(vii)	Amendment to Operating Expenses Agreement – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(viii)	Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for fund accounting, fund administration and compliance services dated September 1, 2012 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(ix)	Amendment to Operating Expenses Agreement dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(x)	Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for transfer agency and anti-money laundering services dated June 1, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(xi)	Fee Agreement relating to Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for transfer agency and anti-money laundering services dated June 11, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xii)	Fee Agreement relating to Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for fund accounting, fund administration and compliance services dated June 11, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xiii)	Amendment to Operating Expenses Agreement dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xiv)	Amendment to Operating Expenses Agreement dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xv)	Amendment to Exhibit A to Mutual Fund Services Agreement between Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) and Registrant for fund accounting, fund administration and compliance services dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xvi)	Amendment to Exhibit A to Mutual Fund Services Agreement between Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) and Registrant for transfer agency services dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xvii)	Amendment to Mutual Fund Services Agreement for Transfer Agency Services and Anti-Money Laundering Services between Ultimus Asset Services, LLC and Registrant dated June 1, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(xviii)	Amendment to Mutual Fund Services Agreement for Fund Administration, Fund Accounting and Compliance Support Services between Ultimus Asset Services, LLC and Registrant dated June 1, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(xix)	Amendment to Operating Expenses Agreement dated November 9, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(xx)	Amendment to Mutual Fund Services Agreement for Fund Administration, Fund Accounting and Compliance Support Services between Ultimus Asset Services, LLC and Registrant dated June 1, 2018 – incorporated by reference to Registrant’s Post-Effective Amendment No. 56, filed April 27, 2018.

(xxi)	Amendment to Operating Expenses Agreement dated February 28, 2018 – incorporated by reference to Registrant’s Post-Effective Amendment No. 56, filed April 27, 2018.

(xxii)	Amendment to Mutual Fund Services Agreement for Fund Administration, Fund Accounting and Compliance Support Services between Ultimus Asset Services, LLC and Registrant dated November 7, 2018 – incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed March 29, 2019.

(xxiii)	Amendment to Operating Expenses Agreement dated November 7, 2018, and effective April 30, 2019 – incorporated by reference to Registrant’s Post-Effective Amendment No. 64, filed March 30, 2020.

(xxiv)	Amendment to Operating Expenses Agreement effective April 28, 2020 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxv)	Master Services Agreement dated June 1, 2019, for fund accounting, fund administration and transfer agent and shareholder servicing services between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxvi)	Amendment to Master Services Agreement dated January 1, 2020 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxvii)	Amendment to Master Services Agreement dated February 26, 2020 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxviii)	Amended and Restated Revolving Credit Agreement dated May 28, 2014, and any and all accompanying amendments thereto, between Huntington National Bank and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxix)	Amendment to Operating Expenses Agreement effective May 1, 2021 and expiring May 1, 2022 – incorporated by reference to Post-Effective Amendment No. 70, filed April 29, 2021.

(xxx)	Amendment to Operating Expenses Agreement effective May 1, 2022 and expiring May 1, 2023 – incorporated by reference to Post-Effective Amendment No. 73, filed April 28, 2022.

(xxxi)	Amended and Restated Operating Expenses Agreement effective January 24, 2023 and expiring April 30, 2024 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(xxxii)	Amendment to Master Services Agreement dated January 24, 2023 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(xxxiii)	Form of Amendment No. 12 to Amended and Restated Revolving Credit Agreement between the Registrant and The Huntington National Bank dated January 30, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(xxxiv)	Amendment No. 4 dated December 13, 2023 to Master Services Agreement dated June 1, 2019 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 78, filed March 28, 2024.

(xxxv)	Tailored Shareholder Report Services Addendum dated February 14, 2024 to the Master Services Agreement dated June 1, 2019 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 78, filed March 28, 2024.

(xxxvi)	Amendment dated February 27, 2024 and effective May 1, 2024, to Amended and Restated Operating Expenses Agreement dated January 24, 2023 between the Registrant and Spirit of America Management Corp. – incorporated by reference to Registrant’s Post-Effective Amendment No. 79 filed April 29, 2024.

(xxxvii)	Board Reporting Services Agreement dated January 28, 2025 between Access data Corp and Spirit of America Management Corp. on behalf of the Funds – incorporated by reference to Registrant’s Post-Effective Amendment No. 80 filed March 28, 2025.

(xxxviii)	Amendment dated May 1, 2025 to Amended and Restated Operating Expenses Agreement dated January 24, 2023 between the Registrant and Spirit of America Management Corp. – incorporated by reference to Registrant’s Post-Effective Amendment No. 81 filed April 29, 2025.

(xxxix)	Amendment No. 5 effective June 1, 2026 to Master Services Agreement dated June 1, 2019 between Ultimus Fund Solutions, LLC and the Registrant – filed herewith.

(xl)	Amendment No. 2 dated March 1, 2026 to the Second Amended and Restated Revolving Credit Agreement dated May 15, 2024 between The Huntington National Bank and the Registrant – filed herewith.

(i)	(i)	Consent of Counsel – incorporated by reference to Post-Effective Amendment No. 19, filed October 24, 2008.

	(ii)	Consent of Counsel – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(j)	(i)	Consent of Independent Registered Public Accounting Firm with regard to the Spirit of America Energy Fund – filed herewith.

(k)	Not Applicable

(l)	(i)	Investment Letter – incorporated by reference to Pre-Effective Amendment No. 2, filed December 31, 1997.

(ii)	Purchase Agreement between Registrant and David Lerner, with respect to the Spirit of America Value Fund – incorporated by reference to Post-Effective Amendment No. 16, filed December 14, 2007.

(iii)	Purchase Agreement between David Lerner and Registrant with respect to Spirit of America High Yield Tax Free Bond Fund – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(iv)	Purchase Agreement between David Lerner and Registrant with respect to Spirit of America Income Fund – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v)	Purchase Agreement between Registrant and John Dempsey with respect to Spirit of America Income & Opportunity Fund dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi)	Purchase Agreement between Registrant and David Lerner with respect to the Spirit of America Energy Fund dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(vii)	Form of Purchase Agreement between the Registrant and David Lerner with respect to the Spirit of America Utilities Fund dated January 31, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(m)	(i)	Distribution Plan of Spirit of America Real Estate Income and Growth Fund – Class A – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(ii)	Distribution Plan of Spirit of America Investment Real Estate Income and Growth Fund - Class B – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(iii)	Distribution Plan of Spirit of America Large Cap Value Fund – incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

(iv)	Distribution Plan of Spirit of America High Yield Tax Free Bond Fund – incorporated by reference to Post-Effective Amendment No. 17, filed on February 26, 2008.

(v)	Distribution Plan of Spirit of America Income Fund – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(vi)	Addendums to Distribution Plans of Spirit of America Real Estate Income and Growth Fund – Class A, Spirit of America Investment Real Estate Income and Growth Fund - Class B, Spirit of America Large Cap Value Fund and Spirit of America High Yield Tax Free Bond Fund dated July 25, 2011, effective December 31, 2008 – incorporated by reference to Registrant’s Post-Effective Amendment No. 27, filed April 25, 2012.

(vii)	Distribution Plan of Spirit of America Income & Opportunity Fund dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(viii)	Distribution Plan of Spirit of America Energy Fund dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(ix)	Distribution Plan of Spirit of America Investment Fund, Inc., for Class C Shares, dated December 1, 2015, as amended January 24, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(x)	Distribution Plan of Spirit of America Utilities Fund for Class A Shares dated January 24, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(n)	(i)	18f-3 Plan with respect to Multiple Class Shares – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

	(ii)	Amended 18f-3 Plan with respect to Multiple Class Shares dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 42, filed December 30, 2015.

	(iii)	Amended and Restated 18f-3 Plan with respect to Multiple Class Shares dated February 26, 2020 – incorporated by reference to Registrant’s Post-Effective Amendment No. 64, filed March 30, 2020.

(o)	(i)	Code of Ethics of Spirit of America Investment Fund. Inc. and David Lerner Associates, Inc. – filed herewith.

(ii)	Code of Ethics of Spirit of America Management Corp. – filed herewith.

(p)	(i)	Powers of Attorney for David Lerner, Stanley Thune, Richard Weinberger, Daniel Lerner, Joseph Pickard, and Alan P. Chodosh dated November 9, 2011 and for Allen Kaufman dated December 8, 2011 – incorporated herein by reference to Registrant’s Post-Effective Amendment No. 27, filed April 25, 2012.

	(ii)	Power of Attorney for John J. Desmond dated November 14, 2022 – incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed November 15, 2022.

	(iii)	Power of Attorney for Phillip Thune dated September 22, 2025 – filed herewith.

	(iv)	Power of Attorney for David Feinblatt dated September 24, 2025 – filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, incorporated by reference in connection with Item 28(a) hereto, Article VII and Article VIII of Registrant’s By-Laws, incorporated by reference in connection with Item 28(b) hereto. Spirit of America Management Corp.’s (the “Adviser”) liability for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the proposed Advisory Agreement, incorporated by reference in connection with Item 28(d) hereto.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the “indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys’ fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31.	Business and Other Connections of Investment Adviser.

Beginning August 2, 2018, portfolio managers at the Adviser have provided portfolio management for SOA Premier Assets, an SEC-registered retail investment adviser, which is not a series of the Registrant. From April 24, 1997 to November 18, 2012, David Lerner, a director and officer of the Adviser, served as the Chief Executive Officer and Director of David Lerner Associates, Inc. The business address of the company is 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006.

For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the Registrant’s investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, or partner reference is made to Form ADV (File #801-54782) filed by the Adviser under the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriter.

(a) David Lerner Associates Inc., the Registrant’s distributor, does not act as principal underwriter, depositor or investment adviser for any other investment company.

(b) The table below sets forth certain information with respect to each director, officer and control person of David Lerner Associates Inc.

Name and Principal Business Address	Position and Offices With Underwriter	Position and Offices With Registrant
David Lerner 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Shareholder	Director, Chairman of the Board and President

Martin Kevin Walcoe 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	President	None

Daniel Lerner 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Director, Senior Vice President and Investment Counselor	Director

Richard Ward 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Chief Compliance Officer	None

Alan Chodosh 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Senior Advisor	Treasurer and Secretary

Joseph Pickard 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	General Counsel	Chief Compliance Officer

Erika Valeria Santos 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	FINOP	None

Item 33.	Location of Accounts and Records.

All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Adviser, Spirit of America Management Corp., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, except for those maintained by the Fund’s Custodian, Huntington National Bank, 7 Easton Oval, Columbus, OH 43215 and the Fund’s Administrator, Transfer Agent and Fund Accounting Services Agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Item 34.	Management Services.

The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

Item 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 82 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Syosset, and State of New York on the 27th day of March, 2026.

Spirit of America Investment Fund, Inc.
Registrant

By:	David Lerner*
David Lerner, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*By:	/s/ Joseph Pickard	March 27, 2026
	Joseph Pickard, Attorney in Fact	Date

	David Lerner*	March 27, 2026
David Lerner, Director, Chairman of the Board and President		Date
(Principal Executive Officer)

	Daniel Lerner*	March 27, 2026
	Daniel Lerner, Director	Date

	Phillip Thune*	March 27, 2026
	Stanley Thune, Director	Date

	John J. Desmond*	March 27, 2026
	John J. Desmond, Director	Date

	David Feinblatt*	March 27, 2026
	David Feinblatt, Director	Date

	Alan Chodosh*	March 27, 2026
	Alan Chodosh, Treasurer	Date

(Principal Financial Officer and Principal Accounting Officer)

*	By Power of Attorney

INDEX TO EXHIBITS

(FOR REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE

INVESTMENT COMPANY ACT OF 1940)

------------------------------------------------------------

EXHIBIT NO. UNDER PART C OF FORM N-1A	NAME OF EXHIBIT

(e)(viii)	Sub-Distribution Agreement between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and Registrant dated July 1, 2025
(h)(xxxix)	Amendment No. 5 effective June 1, 2026 to Master Services Agreement dated June 1, 2019 between Ultimus Fund Solutions, LLC and the Registrant
(h)(xl)	Amendment No. 2 dated March 1, 2026 to the Second Amended and Restated Revolving Credit Agreement dated May 15, 2024 between The Huntington National Bank and the Registrant
(j)(1)	Consent of Independent Registered Public Accounting Firm with regard to the Spirit of America Energy Fund
(o)(i)	Code of Ethics of Spirit of America Investment Fund. Inc. and David Lerner Associates, Inc.
(o)(ii)	Code of Ethics of Spirit of America Management Corp.
(p)(iii)	Power of Attorney for Phillip Thune dated September 22, 2025
(p)(iv)	Power of Attorney for David Feinblatt dated September 24, 2025